UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number:
811-23390
PIMCO Dynamic Income Strategy Fund
(Exact name of registrant as specified in charter)
1633 Broadway, New York, NY 10019
(Address of principal executive offices)
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)
650 Newport Center Drive, Newport Beach, CA 92660
(Name and address of agent for service)
Copies to:
David C. Sullivan
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Registrant’s telephone number, including area code: (844) 337-4626
Date of fiscal year end: June 30
Date of reporting period: June 30, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS
Annual Report
June 30, 2024
PIMCO Dynamic Income Strategy Fund | PDX | NYSE

Important Information About the Fund

Information regarding the Fund’s principal investment strategies, principal risks and risk management strategies, the effects of the Fund’s leverage, and the Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.
Effective November 21, 2023, the Fund changed its name from “PIMCO Energy and Tactical Credit Opportunities Fund” to “PIMCO Dynamic Income Strategy Fund,” its ticker symbol, its investment objectives, certain non-fundamental investment guidelines and principal investment strategies and risk factors and made certain other changes. See “Additional Information Regarding the Fund — The Fund’s Investment Objective and Strategies” for more information.
We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions), etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately.
A fund may lose money as a result of movement in interest rates. As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain elevated from historical levels and, for certain countries, have remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”
Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact performance or cause a fund to incur losses.
The Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies. In such a “paired swap transaction,” the Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund

2	PIMCO CLOSED-END FUNDS

would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).
The Fund may engage in investment strategies, including those that employ the use of paired swaps transactions, the use of interest rate swaps to seek to capitalize on differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a portion of the Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that the Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of the Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.
Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, as applicable, and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s then-current prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to investment parameters and regulatory requirements.
The geographical classification of foreign
(non-U.S.)
securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.
In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that provided material aid to Russia’s aggression against Ukraine have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact the Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments

ANNUAL REPORT	JUNE 30, 2024	3

Important Information About the Fund
(Cont.)

that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.
The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
U.S. and global markets have experienced increased volatility, including as a result of the failures of certain U.S. and non-U.S. banks, in 2023 which could be harmful to the Fund and the issuers in which it invests. For example, if a bank at which the Fund or an issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.
Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Potential impacts to funds and issuers resulting from changes in the banking sector, market conditions and potential legislative or regulatory responses are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

4	PIMCO CLOSED-END FUNDS

The common shares of the Fund trade on the New York Stock Exchange. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of the Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies, such as the Fund, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if the Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.
On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for the Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.
The dividend rate that the Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund. As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.
The following table discloses the inception date and diversification status of the Fund:

Fund Name	Inception Date	Diversification Status

PIMCO Dynamic Income Strategy Fund	02/01/2019	Non-Diversified
An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.
The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with PIMCO and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s original or any subsequent prospectus or Statement of

ANNUAL REPORT	JUNE 30, 2024	5

Important Information About the Fund
(Cont.)

Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Fund creates a contract between or among any shareholders of the Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.
The Trustees (or the Fund and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to the Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Fund’s then-current prospectus, SAI or shareholder report and is otherwise still in effect.
PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by
Rule 206(4)-6
under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund.
A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at (844)
33-PIMCO,
on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844) 33-PIMCO.
SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (844) 33-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.
In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which impact the disclosures provided to shareholders. The rule amendments addressing fee and expense information in advertisements that might be materially misleading, which impact the Fund, were effective January 24, 2023.
In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy

6	PIMCO CLOSED-END FUNDS

to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

ANNUAL REPORT	JUNE 30, 2024	7

PIMCO Dynamic Income Strategy Fund	Symbol on NYSE - PDX

Cumulative Returns Through June 30, 2024

(in thousands)
$20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0
02/19
10/21
06/24
SECONDARY INDEX $18,391
FUND'S NET ASSET VALUE $18,297
FUND'S MARKET PRICE $16,188
INDEX $12,438

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2024 † §

Corporate Bonds & Notes	22.8%
Common Stocks	22.6%
Master Limited Partnerships	20.2%
Loan Participations and Assignments	10.2%
Short-Term Instruments ‡	9.2%
Asset-Backed Securities	8.1%
Non-Agency Mortgage-Backed Securities	6.1%
Other	0.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Fund Information (as of June 30, 2024) (1)

Market Price	$22.28
NAV	$24.94
Premium/(Discount) to NAV	(10.67)%
Market Price Distribution Rate (2)	6.10%
NAV Distribution Rate (2)	5.45%
Total Effective Leverage (3)	16.10%

Average Annual Total Return (1) for the period ended June 30, 2024

	1 Year	5 Year	Commencement of Operations (02/01/19)
Market Price	48.61%	11.50%	10.61%
NAV	41.21%	12.09%	11.64%
ICE BofA US High Yield Index ±	10.44%	3.73%	4.41%
Alerian MLP Index	35.79%	12.17%	11.77%
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

±
Effective November 21, 2023, the Fund’s broad based securities market index was changed from the Alerian MLP Index to the ICE BofA US High Yield Index because the Fund’s investment manager has determined that the ICE BofA US High Yield Index more closely aligns with the investment strategies of the Fund.

8	PIMCO CLOSED-END FUNDS

PIMCO Dynamic Income Strategy Fund

Symbol on NYSE -
PDX

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Fund for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview
The Fund seeks current income as a primary objective and capital appreciation as a secondary objective.
Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to midstream equities contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to a U.S. liquefied natural gas supplier contributed to absolute performance, as the security posted positive returns.
»	Exposure to high yield corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	There are no other material detractors for the Fund.

ANNUAL REPORT	JUNE 30, 2024	9

Index Descriptions

Index*	Index Description

ICE BofA US High Yield Index
ICE BofA US High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P.

Alerian MLP Index
The Alerian MLP Index is the leading gauge of large- and mid-cap energy master limited partnerships (MLPs). It is a float-adjusted, capitalization-weighted index, which includes 50 prominent companies.

*It is not possible to invest directly in an unmanaged index.

10	PIMCO CLOSED-END FUNDS

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ANNUAL REPORT	JUNE 30, 2024	11

Financial Highlights
PIMCO Dynamic Income Strategy Fund (Consolidated)

		Investment Operations			Less Distributions (c)

Selected Per Share Data for the Year or Period Ended ^ :	Net Asset Value Beginning of Year or Period (a)	Net Investment Income (Loss) (b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

06/30/2024	$18.49	$0.72	$6.76	$7.48	$(1.04)	$0.00	$0.00	$(1.04)

06/30/2023	15.24	0.39	3.74	4.13	(0.66)	0.00	(0.22)	(0.88)

06/30/2022	14.27	0.43	1.32	1.75	(0.47)	0.00	(0.31)	(0.78)

06/30/2021	8.63	0.32	6.00	6.32	(0.09)	0.00	(0.59)	(0.68)

06/30/2020	20.00	0.55	(10.04)	(9.49)	(0.48)	(0.28)	(1.12)	(1.88)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)
Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(e)
Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(f)
Ratios shown do not include expenses of the investment companies in which the Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

12	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Common Share			Ratios/Supplemental Data
				Ratios to Average Net Assets (f)
Net Asset Value End of Year or Period (a)	Market Price End of Year or Period	Total Investment Return (d)	Net Assets End of Year or Period (000s)	Expenses (e)	Expenses Excluding Waivers (e)	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$24.93	$22.28	48.61%	$1,114,645	2.31%	2.32%	1.45%	1.46%	3.25%	113%

18.49	15.76	29.99	826,517	2.66	2.68	1.65	1.67	2.16	50

15.24	12.84	8.76	681,193	1.76	1.79	1.68	1.71	2.71	77

14.27	12.50	90.94	637,792	1.54	1.60	1.53	1.59	2.96	118

8.63	7.06	(57.04)	385,774	2.61	2.65	1.85	1.89	3.73	57

ANNUAL REPORT	JUNE 30, 2024	13

Consolidated Statement of Assets and Liabilities
PIMCO Dynamic Income Strategy Fund

(Amounts in thousands † , except per share amounts)

Assets:

Investments, at value
Investments in securities*	$1,232,911
Investments in Affiliates	107,084

Financial Derivative Instruments
Exchange-traded or centrally cleared	68
Over the counter	34,052
Deposits with counterparty	2,389
Foreign currency, at value	1
Receivable for investments sold	18,905
Interest and/or dividends receivable	8,026
Dividends receivable from Affiliates	322
Other assets	24

Total Assets	1,403,782

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$213,960

Financial Derivative Instruments
Exchange-traded or centrally cleared	1
Over the counter	1,003
Payable for investments purchased	30,821
Payable for investments in Affiliates purchased	365
Payable for unfunded loan commitments	5,230
Deposits from counterparty	31,103
Distributions payable to common shareholders	5,065
Overdraft due to custodian	324
Accrued management fees	1,265

Total Liabilities	289,137

Commitments and Contingent Liabilities ^

Net Assets	$1,114,645

Net Assets Consist of:

Par value ^^	$0
Paid in capital in excess of par	793,133
Distributable earnings (accumulated loss)	321,512

Net Assets	$1,114,645

Common Shares Outstanding:	44,707

Net Asset Value Per Common Share (a)	$24.93

Cost of investments in securities	$962,475
Cost of investments in Affiliates	$107,065
Cost of foreign currency held	$0
Cost or premiums of financial derivative instruments, net	$(1)

* Includes repurchase agreements of:	$15,501

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statement of Operations
PIMCO Dynamic Income Strategy Fund

Year Ended June 30, 2024
(Amounts in thousands † )

Investment Income:

Interest	$32,246
Dividends, net of foreign taxes*	20,065
Dividends from Investments in Affiliates	2,646
Miscellaneous income	291
Total Income	55,248

Expenses:

Management fees	14,441
Trustee fees and related expenses	99
Interest expense	8,564
Miscellaneous expense	2
Total Expenses	23,106
Waiver and/or Reimbursement by PIMCO	(118)
Net Expenses	22,988

Net Investment Income (Loss)	32,260

Net Realized Gain (Loss):

Investments in securities	115,297
Investments in Affiliates	26
Exchange-traded or centrally cleared financial derivative instruments	23,173
Over the counter financial derivative instruments	44,130
Foreign currency	304

Net Realized Gain (Loss)	182,930

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	109,946
Investments in Affiliates	19
Exchange-traded or centrally cleared financial derivative instruments	(13,624)
Over the counter financial derivative instruments	23,087
Foreign currency assets and liabilities	3

Net Change in Unrealized Appreciation (Depreciation)	119,431

Net Increase (Decrease) in Net Assets Resulting from Operations	$334,621

* Foreign tax withholdings - Dividends	$130

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2024	15

Consolidated Statements of Changes in Net Assets
PIMCO Dynamic Income Strategy Fund

(Amounts in thousands † )	Year Ended June 30, 2024	Year Ended June 30, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$32,260	$17,216
Net realized gain (loss)	182,930	82,373
Net change in unrealized appreciation (depreciation)	119,431	85,077

Net Increase (Decrease) in Net Assets Resulting from Operations	334,621	184,666

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(46,493)	(29,461)
Tax basis return of capital	0	(9,881)

Total Distributions to Common Shareholders (a)	(46,493)	(39,342)

Total Increase (Decrease) in Net Assets	288,128	145,324

Net Assets:

Beginning of year	826,517	681,193
End of year	$1,114,645	$826,517

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows
PIMCO Dynamic Income Strategy Fund

Year Ended June 30, 2024 (Amounts in thousands † )

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$334,621

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,281,396)
Proceeds from sales of long-term securities	1,212,886
(Purchases) Proceeds from sales of short-term portfolio investments, net	(65,280)
(Increase) decrease in deposits with counterparty	6,362
(Increase) decrease in receivable for investments sold	(15,454)
(Increase) decrease in interest and/or dividends receivable	(4,456)
(Increase) decrease in dividends receivable from Affiliates	(322)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	9,876
Proceeds from (Payments on) over the counter financial derivative instruments	44,131
(Increase) decrease in other assets	3
Increase (decrease) in payable for investments purchased	27,812
Increase (decrease) in payable for unfunded loan commitments	5,230
Increase (decrease) in deposits from counterparty	21,066
Increase (decrease) in accrued management fees	108
Proceeds from (Payments on) foreign currency transactions	307
Net Realized (Gain) Loss
Investments in securities	(115,297)
Investments in Affiliates	(26)
Exchange-traded or centrally cleared financial derivative instruments	(23,173)
Over the counter financial derivative instruments	(44,130)
Foreign currency	(304)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(109,946)
Investments in Affiliates	(19)
Exchange-traded or centrally cleared financial derivative instruments	13,624
Over the counter financial derivative instruments	(23,087)
Foreign currency assets and liabilities	(3)
Net amortization (accretion) on investments	(4,852)
Net Cash Provided by (Used for) Operating Activities	(11,719)

Cash Flows Received from (Used for) Financing Activities:

Increase (decrease) in overdraft due to custodian	324
Cash distributions paid	(51,264)
Proceeds from reverse repurchase agreements	1,559,840
Payments on reverse repurchase agreements	(1,498,014)
Net Cash Received from (Used for) Financing Activities	10,886

Net Increase (Decrease) in Cash and Foreign Currency	(833)

Cash and Foreign Currency:

Beginning of year	834
End of year	$1

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$7,102
Non-Cash Payment In-Kind	$723

†	A zero balance may reflect actual amounts rounding to less than one thousand.
A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2024	17

Consolidated Schedule of Investments
PIMCO Dynamic Income Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 12.3%

Adeia Inc.
8.339% due 06/08/2028		$2,676	$2,680

Advisor Group, Inc.
9.344% due 08/17/2028		3,000	3,013

AI Silk Midco Ltd.
8.785% (EURO03M + 5.000%) due 03/04/2031 ~	EUR	3,000	3,189

AL GCX Holdings LLC
8.578% due 05/17/2029		$100	100

Aligned Data Centers International LP
8.839% due 05/16/2028 «		5,000	4,900

Apro LLC
TBD% due 06/26/2031 «		5,500	5,507

BDO U.S.A. PC
11.344% due 08/31/2028 «		4,501	4,546

Caesars Entertainment Corp.
8.097% due 02/06/2031		3,000	3,006

Castlelake Aviation Ltd.
8.089% due 10/22/2027		2,955	2,964

Chobani, LLC
9.080% due 10/25/2027		2,985	3,002

Comexposium
TBD% - 4.414% (EURO12M + 3.250%) due 03/28/2025 ~	EUR	1,000	1,051
4.969% (EURO12M + 4.000%) due 03/28/2026 ~		1,025	1,077

CoreWeave Compute Acquisition Co. LLC
TBD% - 11.335% due 05/16/2029 «µ		$5,400	5,400

Cotiviti, Inc.
8.579% due 05/01/2031		2,993	2,985

Dye & Durham Corp.
9.656% - 9.685% due 04/11/2031		2,500	2,512

EPIC Y-Grade Services LP
11.058% due 06/29/2029		3,325	3,328

Forward Air Corp.
9.830% due 12/19/2030		1,736	1,623

Frontier Communications Corp.
TBD% due 06/20/2031 «		2,700	2,700

Gateway Casinos & Entertainment Ltd.
13.278% due 10/18/2027	CAD	3,174	2,352
13.473% due 10/15/2027		$1,814	1,838

Global Medical Response, Inc.
TBD% due 10/31/2028		2,503	2,429

iHeartCommunications, Inc.
8.458% due 05/01/2026		2,900	2,259

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Janus International Group LLC
7.844% due 08/03/2030		$4,812	$4,843

Kohler Energy Co. LLC
10.085% due 05/01/2031		2,000	2,011

LC Ahab U.S. Bidco LLC
8.844% due 05/01/2031		5,000	5,016

LifePoint Health, Inc.
10.056% due 11/16/2028		6,683	6,728

MI Windows and Doors LLC
8.844% due 03/28/2031		2,500	2,518

Mitnick Corporate Purchaser, Inc.
9.930% due 05/02/2029		4,289	4,002

Modena Buyer LLC
TBD% due 04/18/2031		5,000	4,887

Project Alpha Intermediate Holding, Inc.
9.072% due 10/28/2030		3,990	4,007

Promotora de Informaciones SA
9.115% (EURO03M + 5.220%) due 12/31/2026 ~	EUR	2,400	2,564

PUG LLC
10.094% due 03/15/2030		$2,956	2,960

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026	EUR	10,294	4,630

Syniverse Holdings, Inc.
12.335% due 05/13/2027		$5,579	5,467

Teneo Holdings LLC
10.094% due 03/13/2031		2,294	2,303

TGP Holdings III LLC
8.694% due 06/29/2028		2,939	2,795

Triton Water Holdings, Inc.
9.335% due 03/31/2028		3,990	4,008

U.S. Renal Care, Inc.
10.458% due 06/20/2028		4,390	3,855

Wand NewCo 3, Inc.
9.094% due 01/30/2031		5,000	5,039

WaterBridge Midstream Operating LLC
9.826% due 05/10/2029		4,000	4,027

Whatabrands LLC
8.094% due 08/03/2028		3,084	3,089

Total Loan Participations and Assignments (Cost $137,446)			137,210

CORPORATE BONDS & NOTES 27.4%

BANKING & FINANCE 5.0%

Banca Monte dei Paschi di Siena SpA
10.500% due 07/23/2029	EUR	2,100	2,695

Brandywine Operating Partnership LP
8.050% due 03/15/2028 (k)		$2,000	2,082

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.875% due 04/12/2029 (k)		$800	$834

Burford Capital Global Finance LLC
9.250% due 07/01/2031 (k)		4,100	4,320

Charles River Re Ltd.
12.105% due 05/10/2031 •		1,900	1,893

EPR Properties
3.750% due 08/15/2029 (k)		3,100	2,765

Fortress Transportation & Infrastructure Investors LLC
7.000% due 05/01/2031 (k)		5,000	5,114

GA Global Funding Trust
2.900% due 01/06/2032 (k)		2,700	2,258

HAT Holdings LLC
8.000% due 06/15/2027 (k)		5,000	5,205

Integrity Re Ltd.
22.355% (T-BILL 1MO + 17.000%) due 06/06/2026 ~		650	635
28.355% (T-BILL 1MO + 23.000%) due 06/06/2026 ~		650	633

Jane Street Group
7.125% due 04/30/2031 (k)		5,000	5,132

Ladder Capital Finance Holdings LLLP
7.000% due 07/15/2031 (c)		3,000	3,028

Panama Infrastructure Receivable Purchaser PLC
0.000% due 04/05/2032 (g)(k)		8,298	5,425

Piedmont Operating Partnership LP
6.875% due 07/15/2029		4,000	3,953

Sammons Financial Group, Inc.
6.875% due 04/15/2034 (k)		5,000	5,130

Starwood Property Trust, Inc.
7.250% due 04/01/2029 (k)		2,700	2,732

Winston RE Ltd.
15.605% (T-BILL 3MO + 10.250%) due 02/26/2031 ~		1,000	986
17.105% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		1,000	986

			55,806

INDUSTRIALS 19.9%

Altice France Holding SA
8.000% due 05/15/2027	EUR	1,800	678
10.500% due 05/15/2027		$2,400	961

American Builders & Contractors Supply Co., Inc.
3.875% due 11/15/2029 (k)		4,600	4,119

B.C. Unlimited Liability Co.
3.875% due 01/15/2028 (k)		2,300	2,156

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Caesars Entertainment, Inc.
6.500% due 02/15/2032 (k)		$3,000	$3,017

Capstone Borrower, Inc.
8.000% due 06/15/2030		3,576	3,696

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (d)(k)		3,178	3,325

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (d)(k)		3,830	4,108

Chobani LLC
4.625% due 11/15/2028 (k)		3,300	3,121
7.625% due 07/01/2029 (k)		1,650	1,701

Cloud Software Group, Inc.
6.500% due 03/31/2029 (k)		4,400	4,229

Clydesdale Acquisition Holdings, Inc.
8.750% due 04/15/2030		5,500	5,390

CNX Midstream Partners LP
4.750% due 04/15/2030 (k)		2,300	2,075

Community Health Systems, Inc.
5.625% due 03/15/2027 (k)		5,700	5,313

Continental Resources, Inc.
2.875% due 04/01/2032 (k)		2,750	2,222
5.750% due 01/15/2031 (k)		1,050	1,033

DISH DBS Corp.
5.250% due 12/01/2026		4,800	3,795
5.750% due 12/01/2028		5,200	3,615

DISH Network Corp.
11.750% due 11/15/2027		2,500	2,454

DT Midstream, Inc.
4.375% due 06/15/2031 (k)		1,200	1,094

Dye & Durham Ltd.
8.625% due 04/15/2029 (k)		2,500	2,538

Energy Transfer LP
6.250% due 04/15/2049 (k)		3,000	2,987

EnLink Midstream LLC
5.375% due 06/01/2029		2,400	2,345

EQM Midstream Partners LP
4.750% due 01/15/2031 (k)		2,400	2,246
5.500% due 07/15/2028 (k)		1,100	1,084
7.500% due 06/01/2030 (k)		3,100	3,310

Global Partners LP
8.250% due 01/15/2032 (k)		200	206

GYP Holdings Corp.
4.625% due 05/01/2029		4,300	3,985

Howard Midstream Energy Partners LLC
7.375% due 07/15/2032 (k)		3,700	3,760
8.875% due 07/15/2028 (k)		800	847

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (k)		1,547	1,443

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	3,100	3,284

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	19

Consolidated Schedule of Investments
PIMCO Dynamic Income Strategy Fund
(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KBR, Inc.
4.750% due 09/30/2028 (k)	$3,500	$3,270

Kodiak Gas Services LLC
7.250% due 02/15/2029 (k)	4,000	4,103

Masterbrand, Inc.
7.000% due 07/15/2032	2,700	2,732

Matador Resources Co.
6.875% due 04/15/2028 (k)	3,000	3,049

Mavis Tire Express Services Topco Corp.
6.500% due 05/15/2029 (k)	2,000	1,866

MGM China Holdings Ltd.
7.125% due 06/26/2031	5,000	5,030

Mineral Resources Ltd.
9.250% due 10/01/2028 (k)	4,000	4,203

Miter Brands Acquisition Holdco, Inc.
6.750% due 04/01/2032 (k)	2,500	2,519

NCR Corp.
5.250% due 10/01/2030	4,400	4,025

New Fortress Energy, Inc.
8.750% due 03/15/2029 (k)	2,290	2,092

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 (k)	500	361
11.750% due 10/15/2028 (k)	3,800	3,942

NextEra Energy Operating Partners LP
4.500% due 09/15/2027 (k)	1,275	1,208
7.250% due 01/15/2029 (k)	800	821

Noble Finance LLC
8.000% due 04/15/2030 (k)	500	521

Northriver Midstream Finance LP
5.625% due 02/15/2026 (k)	2,000	2,002

Olympus Water U.S. Holding Corp.
4.250% due 10/01/2028 (k)	6,600	6,012
6.250% due 10/01/2029 (k)	4,000	3,656

Parkland Corp.
4.500% due 10/01/2029 (k)	3,900	3,573

Permian Resources Operating LLC
5.875% due 07/01/2029 (k)	2,300	2,266

Phinia, Inc.
6.750% due 04/15/2029 (k)	500	508

Rand Parent LLC
8.500% due 02/15/2030 (k)	5,000	5,067

Santos Finance Ltd.
6.875% due 09/19/2033 (k)	300	318

Seadrill Finance Ltd.
8.375% due 08/01/2030 (k)	5,750	6,015

Sitio Royalties Operating Partnership LP
7.875% due 11/01/2028 (k)	6,000	6,209

Southwestern Energy Co.
5.375% due 03/15/2030 (k)	2,250	2,175

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Suburban Propane Partners LP
5.000% due 06/01/2031 (k)		$2,900	$2,614

Sunoco LP
7.000% due 05/01/2029 (k)		5,000	5,128

Surgery Center Holdings, Inc.
7.250% due 04/15/2032 (k)		4,000	4,046

Transocean, Inc.
8.000% due 02/01/2027		2,500	2,493

Triton Water Holdings, Inc.
6.250% due 04/01/2029 (k)		2,500	2,413

UKG, Inc.
6.875% due 02/01/2031 (k)		4,000	4,053

USA Compression Partners LP
6.875% due 09/01/2027 (k)		2,500	2,507
7.125% due 03/15/2029 (k)		3,000	3,025

Valaris Ltd.
8.375% due 04/30/2030 (k)		6,700	6,942

Vital Energy, Inc.
7.875% due 04/15/2032 (k)		6,500	6,613

Vmed O2 U.K. Financing PLC
7.750% due 04/15/2032 (k)		4,000	3,907

Weatherford International Ltd.
8.625% due 04/30/2030 (k)		3,000	3,111

Williams Scotsman, Inc.
4.625% due 08/15/2028 (k)		3,400	3,218

Xerox Holdings Corp.
8.875% due 11/30/2029 (k)		1,900	1,814

Yorkshire Water Finance PLC
5.250% due 04/28/2030	GBP	2,000	2,414

ZipRecruiter, Inc.
5.000% due 01/15/2030 (k)		$4,800	4,175

			222,153

UTILITIES 2.5%

Anglian Water Services Financing PLC
6.625% due 01/15/2029 þ	GBP	2,000	2,648

Antero Midstream Partners LP
5.750% due 01/15/2028 (k)		$3,200	3,148

Northumbrian Water Finance PLC
4.500% due 02/14/2031	GBP	2,000	2,360

Southern Water Services Finance Ltd.
1.625% due 03/30/2027		2,200	2,394

Talen Energy Supply LLC
8.625% due 06/01/2030		$3,700	3,948

Tallgrass Energy Partners LP
6.000% due 12/31/2030 (k)		5,020	4,680

Targa Resources Partners LP
4.875% due 02/01/2031 (k)		2,300	2,196

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vistra Operations Co. LLC
6.875% due 04/15/2032 (k)	$3,000	$3,048

Yinson Production Financial Services Pte Ltd.
9.625% due 05/03/2029	3,000	2,993

		27,415

Total Corporate Bonds & Notes (Cost $298,561)		305,374

MUNICIPAL BONDS & NOTES 0.0%

MICHIGAN 0.0%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	500	394

Total Municipal Bonds & Notes (Cost $397)		394

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.4%

Angel Oak Mortgage Trust
4.800% due 11/25/2067 þ	949	921

APS Resecuritization Trust
1.443% due 08/28/2054 ~	6,649	1,670

Atrium Hotel Portfolio Trust
9.026% due 06/15/2035 •	4,600	4,542

BX Trust
8.046% due 05/15/2035 •	5,000	4,981
8.369% due 01/17/2039 •	3,000	2,914

CIM Trust
5.400% due 04/25/2062 ~	313	306

Colony Mortgage Capital Ltd.
6.921% due 11/15/2038 •	3,115	3,012
8.164% due 11/15/2038 •	2,500	2,179

Countrywide Alternative Loan Trust
6.000% due 07/25/2037	1,021	600
6.560% due 02/25/2036 •	1,621	1,262

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.904% due 11/10/2032 ~	5,200	1,284

GCAT Trust
4.250% due 05/25/2067 ~	948	877

GS Mortgage Securities Corp. Trust
6.576% due 07/15/2035 •	998	752

GS Mortgage-Backed Securities Trust
3.750% due 10/25/2057	2,598	2,502

HarborView Mortgage Loan Trust
5.973% due 03/19/2036 •	20,016	13,013

JP Morgan Chase Commercial Mortgage Securities Trust
6.976% due 11/15/2035 •	5,000	4,195
7.326% due 11/15/2035 •	5,000	3,799
8.626% due 02/15/2035 •	1,018	988

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MFA Trust
6.105% due 12/25/2068 þ	$910	$912

Morgan Stanley Capital Trust
8.178% due 07/15/2035 •	1,360	1,357

Morgan Stanley Mortgage Loan Trust
6.731% due 08/25/2036 þ	2,611	469

Nomura Asset Acceptance Corp. Alternative Loan Trust
7.010% due 08/25/2036 þ	8,189	2,336

OBX Trust
6.465% due 10/25/2063 þ	898	903

OPEN Trust
8.418% due 10/15/2028 •	451	458

PRKCM Trust
7.225% due 11/25/2058 þ	914	931

PRPM LLC
4.000% due 11/25/2053 þ	447	430

PRPM Trust
6.221% due 11/25/2068 þ	916	915

Residential Asset Securitization Trust
5.500% due 09/25/2035	5,447	2,599

Seasoned Credit Risk Transfer Trust
0.000% due 08/25/2056 (b)(g)	3,194	431
0.075% due 08/25/2056 ~(a)	133,165	437
1.156% due 08/25/2056 ~(a)	34,414	4,023
3.807% due 05/25/2057 ~	4,923	1,982
4.015% due 10/25/2058 ~	12,095	4,748
5.632% due 02/25/2059 ~	2,534	1,009
6.201% due 08/25/2059 ~	10,226	4,503

SMRT Commercial Mortgage Trust
6.329% due 01/15/2039 •	500	494

Towd Point Mortgage Trust
3.000% due 06/25/2058 ~	1,831	1,689

Verus Securitization Trust
6.259% due 12/25/2068 þ	889	893
6.876% due 11/25/2068 ~	940	956

Total Non-Agency Mortgage-Backed Securities (Cost $82,158)		82,272

ASSET-BACKED SECURITIES 9.7%

Aames Mortgage Investment Trust
8.160% due 01/25/2035 •	3,500	2,494

ACE Securities Corp. Home Equity Loan Trust
5.760% due 07/25/2037 •	2,196	788
5.860% due 12/25/2036 •	17,637	4,565
6.220% due 03/25/2037 •	1,600	648

Apex Credit CLO Ltd.
0.000% due 10/20/2034 ~	5,100	2,986

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
7.080% due 10/25/2034 •	1,894	1,347

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	21

Consolidated Schedule of Investments
PIMCO Dynamic Income Strategy Fund
(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

College Avenue Student Loans LLC
0.000% due 06/25/2054 «(g)	$5	$2,127
6.610% due 06/25/2054	626	620
8.660% due 06/25/2054	902	882

Countrywide Asset-Backed Certificates Trust
3.645% due 04/25/2036 •	2,340	1,862
5.993% due 02/25/2036 þ	636	595

Credit-Based Asset Servicing & Securitization Trust
5.740% due 10/25/2036 •	7,938	6,977

First Franklin Mortgage Loan Trust
7.244% due 10/25/2033 •	2,561	2,457

GSAA Home Equity Trust
4.239% due 03/25/2036 ~	5,082	2,991
5.540% due 03/25/2037 •	8,563	1,596
5.820% due 12/25/2046 •	13,008	3,881
5.920% due 12/25/2046 •	2,280	898
6.080% due 12/25/2035 •	5,115	4,848

Home Equity Asset Trust
5.940% due 08/25/2036 •	3,397	3,246

HSI Asset Securitization Corp. Trust
5.660% due 04/25/2037 «•	115	74

JP Morgan Mortgage Acquisition Trust
5.537% due 10/25/2036 þ	2,090	1,249
5.590% due 12/25/2036 •	3,230	1,967
5.820% due 08/25/2036 •	3,603	2,241
6.080% due 08/25/2036 þ	1,213	714
6.855% due 07/25/2036 •	5,000	3,948

Long Beach Mortgage Loan Trust
5.960% due 07/25/2036 •	1,666	639
6.110% due 09/25/2034 •	1,094	1,063

Merrill Lynch Mortgage Investors Trust
7.335% due 04/25/2035 •	1,779	1,656

MF1 LLC
7.076% due 03/19/2039 •	9,000	8,991

Morgan Stanley ABS Capital, Inc. Trust
5.580% due 09/25/2036 •	793	271
7.335% due 11/25/2034 •	1,741	1,445

New Century Home Equity Loan Trust
6.540% due 01/25/2034 •	538	534

NovaStar Mortgage Funding Trust
5.960% due 09/25/2036 •	5,094	2,097

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.420% due 08/25/2035 •	5,606	4,409

Residential Asset Mortgage Products Trust
6.432% due 01/25/2034 •	3,661	3,655

Saxon Asset Securities Trust
6.360% due 12/26/2034 •	1,861	1,785

Securitized Asset-Backed Receivables LLC Trust
5.900% due 04/25/2037 •	1,588	1,030

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
5.640% due 08/25/2037 •		$2,926	$2,815
5.940% due 11/25/2036 •		7,415	2,052
6.410% due 10/25/2037 •		6,760	4,989

Structured Asset Securities Corp. Mortgage Loan Trust
5.780% due 10/25/2036 •		4,197	3,519
7.260% due 05/25/2035 •		1,004	771
8.835% due 11/25/2035 •		8,308	7,352

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
6.165% due 02/25/2035 •		1,117	1,022

Wells Fargo Home Equity Asset-Backed Securities Trust
9.960% due 10/25/2034 •		1,707	1,719

Total Asset-Backed Securities (Cost $107,737)			107,815

SOVEREIGN ISSUES 0.9%

Colombia Government International Bond
8.000% due 11/14/2035		1,900	1,958
8.750% due 11/14/2053		2,500	2,635

Romania Government International Bond
5.375% due 03/22/2031	EUR	2,500	2,659
5.625% due 02/22/2036		2,500	2,615

Total Sovereign Issues (Cost $9,987)			9,867

		SHARES
COMMON STOCKS 27.2%

ENERGY 27.1%

Antero Midstream Corp.		1,579,100	23,276

Kinder Morgan, Inc.		1,368,600	27,194

Plains GP Holdings LP ‘A’ (h)		607,495	11,433

Venture Global Holdings Cls ‘A’ «(e)(i)		3,473	212,794

Williams Cos., Inc.		648,300	27,553

			302,250

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.1%

Intelsat Emergence SA «(i)	21,303	$792

Total Common Stocks (Cost $86,781)		303,042

MASTER LIMITED PARTNERSHIPS 24.2%

ENERGY 24.2%

Energy Transfer LP	5,317,999	86,258

Enterprise Products Partners LP	2,267,487	65,712

MPLX LP	1,442,700	61,444

Plains All American Pipeline LP	1,205,730	21,534

Western Midstream Partners LP	889,218	35,329

Total Master Limited Partnerships (Cost $222,749)		270,277

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (j) 1.4%
		15,501

U.S. TREASURY BILLS 0.1%
5.430% due 08/15/2024 - 09/05/2024 (f)(g)(n)	$1,168	1,159

Total Short-Term Instruments (Cost $16,659)		16,660

Total Investments in Securities (Cost $962,475)		1,232,911

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 9.6%

SHORT-TERM INSTRUMENTS 9.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.6%

PIMCO Short-Term Floating NAV Portfolio III	11,006,703	$107,084

Total Short-Term Instruments (Cost $107,065)		107,084

Total Investments in Affiliates (Cost $107,065)		107,084

Total Investments 120.2% (Cost $1,069,540)		$1,339,995

Financial Derivative Instruments (l)(m) 3.0% (Cost or Premiums, net $(1))		33,116

Other Assets and Liabilities, net (23.2)%		(258,466)

Net Assets 100.0%		$1,114,645

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	23

Consolidated Schedule of Investments
PIMCO Dynamic Income Strategy Fund
(Cont.)

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	This Company is structured like a Master Limited Partnership, but is not treated as a QPTP for required regulated investment company (“RIC”) asset diversification purposes.
(i) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Intelsat Emergence SA	02/05/2020 - 02/23/2024	$1,699	$792	0.07%
Venture Global Holdings Cls ‘A’	06/27/2019 - 09/07/2022	22,361	212,794	19.09

		$24,060	$213,586	19.16%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(j) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	5.390%	06/28/2024	07/01/2024	$9,200	U.S. Treasury Notes 3.750% due 05/31/2030	$(9,353)	$9,200	$9,204
FICC	2.600	06/28/2024	07/01/2024	6,066	U.S. Treasury Inflation Protected Securities 0.625% due 01/15/2026	(6,187)	6,066	6,067
SSB	2.600	06/28/2024	07/01/2024	235	U.S. Treasury Notes 1.125% due 02/28/2027 (2)	(240)	235	235

Total Repurchase Agreements						$(15,780)	$15,501	$15,506

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Settlement Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
DEU	5.800%	04/10/2024	07/10/2024	(54,414)	$(55,133)
	5.800	06/28/2024	07/10/2024	(4,400)	(4,402)
	5.820	05/30/2024	11/26/2024	(8,671)	(8,716)
IND	5.650	05/31/2024	08/30/2024	(84)	(85)
	5.750	05/31/2024	08/30/2024	(29,847)	(29,995)
	5.750	06/11/2024	09/12/2024	(6,502)	(6,522)
	5.750	06/26/2024	09/26/2024	(1,803)	(1,805)
	5.770	06/26/2024	09/26/2024	(2,097)	(2,099)
	5.780	06/26/2024	09/26/2024	(998)	(998)

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

Counterparty	Borrowing Rate (3)	Settlement Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
	5.800%	05/31/2024	08/30/2024		(10,469)	$(10,521)
	5.800	06/11/2024	09/12/2024		(3,576)	(3,587)
SCX	5.700	05/07/2024	07/08/2024		(10,342)	(10,432)
	5.760	05/07/2024	07/08/2024		(6,258)	(6,313)
SOG	5.710	06/24/2024	07/10/2024		(4,108)	(4,113)
	5.760	06/18/2024	09/18/2024		(4,965)	(4,975)
	5.840	04/08/2024	07/08/2024		(25,631)	(25,981)
	5.870	06/12/2024	10/09/2024		(702)	(704)
	5.880	06/18/2024	09/18/2024		(20,407)	(20,451)
TDM	3.500	06/13/2024	TBD	(4)	(3,041)	(3,046)
	5.500	02/01/2024	TBD	(4)	(8,081)	(8,268)
	5.500	02/29/2024	TBD	(4)	(945)	(962)
	5.500	04/09/2024	TBD	(4)	(4,792)	(4,852)

Total Reverse Repurchase Agreements						$(213,960)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BOS	$9,204	$0	$0	$9,204	$(9,353)	$(149)
DEU	0	(68,251)	0	(68,251)	73,965	5,714
FICC	6,067	0	0	6,067	(6,187)	(120)
IND	0	(55,612)	0	(55,612)	60,264	4,652
SCX	0	(16,745)	0	(16,745)	19,392	2,647
SOG	0	(56,224)	0	(56,224)	64,252	8,028
SSB	235	0	0	235	(240)	(5)
TDM	0	(17,128)	0	(17,128)	17,685	557

Total Borrowings and Other Financing Transactions	$15,506	$(213,960)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(106,374)	$(81,038)	$(26,548)	$(213,960)

Total Borrowings	$0	$(106,374)	$(81,038)	$(26,548)	$(213,960)

Payable for reverse repurchase agreements					$(213,960)

(k)	Securities with an aggregate market value of $235,546 and cash of $400 have been pledged as collateral under the terms of the above master agreements as of June 30, 2024.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	25

Consolidated Schedule of Investments
PIMCO Dynamic Income Strategy Fund
(Cont.)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)
The average amount of borrowings outstanding during the period ended June 30, 2024 was $(117,295) at a weighted average interest rate of 5.563%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
California Carbon Allowance December Futures	12/2024	262	$9,917	$(646)	$26	$0
California Carbon Allowance December Futures	12/2025	345	13,941	494	42	0

Total Futures Contracts				$(152)	$68	$0

SWAP AGREEMENTS:
INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.750%	Annual	06/20/2034	$100	$(1)	$(1)	$(2)	$0	$(1)

Total Swap Agreements						$(1)	$(1)	$(2)	$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY
The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$68	$0	$68	$0	$0	$(1)	$(1)

Cash of $1,631 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2024.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2024		EUR	22,842	$		24,799	$337	$0
	08/2024	$		6,720		TRY	235,320	89	0
BPS	07/2024		GBP	7,995	$		10,213	106	0
	07/2024	$		21,095		CAD	28,832	0	(19)
	08/2024			4,237		TRY	148,144	49	0
BRC	07/2024		DKK	10,443	$		1,520	21	0
	08/2024	$		15,421		CAD	21,107	18	0
	09/2024		MXN	196	$		10	0	0
CBK	07/2024	$		2,761		EUR	2,581	3	0
DUB	08/2024			9,496		BRL	50,553	0	(486)
FAR	07/2024			4,172		EUR	3,831	0	(70)
JPM	07/2024			2,262		DKK	15,760	2	0
	07/2024			10,371		TRY	350,966	329	0
	08/2024		DKK	15,733	$		2,261	0	(2)
	09/2024	$		9,685		MXN	175,258	0	(219)
MBC	07/2024		CAD	39,489	$		29,002	137	0
	07/2024		EUR	986			1,054	0	(2)
	07/2024	$		34,888		CAD	47,767	28	0
	07/2024			21,783		EUR	20,369	33	(2)
	08/2024		CAD	47,735	$		34,888	0	(30)
	08/2024		EUR	20,261			21,697	0	(33)
	08/2024	$		1,056		EUR	986	2	0
MYI	07/2024		CAD	7,959	$		5,802	0	(16)
	07/2024	$		1,550		DKK	10,817	4	0
	08/2024		DKK	10,797	$		1,550	0	(4)
RBC	07/2024	$		10,138		GBP	7,995	0	(32)
	08/2024		GBP	7,995	$		10,140	32	0
SCX	07/2024		EUR	2,953			3,164	1	0
	08/2024	$		3,169		EUR	2,953	0	(1)
SSB	07/2024		CAD	14,252	$		10,431	13	0
TOR	07/2024			14,869			10,813	0	(56)
UAG	07/2024		DKK	16,165			2,348	26	0

Total Forward Foreign Currency Contracts								$1,230	$(972)

SWAP AGREEMENTS:
TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive (1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FAR	Receive	AMZX Index	18,621	5.880% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/21/2024	$32,132	$0	$7,504	$7,504	$0
	Receive	AMZX Index	25,138	5.860% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/08/2025	50,002	0	4,495	4,495	0
	Receive	AMZX Index	6,739	5.920% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/22/2025	12,687	0	1,870	1,870	0
JPM	Receive	Alerian Midstream Energy Total Return Index	7,678	6.010% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/06/2024	6,432	0	480	480	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	27

Consolidated Schedule of Investments
PIMCO Dynamic Income Strategy Fund
(Cont.)

Counterparty	Pay/ Receive (1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	Alerian Midstream Energy Total Return Index	23,063	6.100% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2024	$21,000	$0	$136	$136	$0
	Receive	AMZX Index	12,312	5.880% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/22/2025	22,681	0	3,908	3,908	0
MYI	Receive	Alerian Midstream Energy Total Return Index	23,390	5.360% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/22/2025	18,180	0	2,709	2,709	0
	Receive	Alerian Midstream Energy Total Return Index	5,209	5.780% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/22/2025	4,401	0	295	295	0

								$0	$21,397	$21,397	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive (1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	Plains All American Pipeline LP	170,000	5.830% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/13/2024		$3,036	$0	$41	$41	$0
FAR	Receive	Plains All American Pipeline LP	706,000	5.860% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/06/2024		11,084	0	1,693	1,693	0
	Receive	Western Gas Partners LP	410,000	5.860% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/06/2024		11,341	0	5,298	5,298	0
GST	Receive	Energy Transfer LP	938,239	5.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/19/2025		13,933	0	1,285	1,285	0
	Receive	Enterprise Products Partners LP	398,000	5.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/19/2025		10,997	0	507	507	0
	Receive	MPLX LP	399,000	5.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/19/2025		15,896	0	1,096	1,096	0
	Receive	Plains All American Pipeline LP	274,000	5.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/19/2025		4,527	0	357	357	0
	Receive	Western Gas Partners LP	117,425	5.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/19/2025		3,544	0	1,148	1,148	0
MYI	Receive	AIA Group Ltd.	65,000	4.913%	Monthly	02/04/2026	EUR	537	0	(31)	0	(31)

									$0	$11,394	$11,425	$(31)

Total Swap Agreements									$0	$32,791	$32,822	$(31)

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (2)
BOA	$426	$0	$41	$467	$0	$0	$0	$0	$467	$(540)	$(73)
BPS	155	0	0	155	(19)	0	0	(19)	136	0	136
BRC	39	0	0	39	0	0	0	0	39	0	39
CBK	3	0	0	3	0	0	0	0	3	0	3
DUB	0	0	0	0	(486)	0	0	(486)	(486)	0	(486)
FAR	0	0	20,860	20,860	(70)	0	0	(70)	20,790	(18,708)	2,082
GST	0	0	4,393	4,393	0	0	0	0	4,393	(3,900)	493
JPM	331	0	4,524	4,855	(221)	0	0	(221)	4,634	(4,270)	364
MBC	200	0	0	200	(67)	0	0	(67)	133	(320)	(187)
MYI	4	0	3,004	3,008	(20)	0	(31)	(51)	2,957	(2,850)	107
RBC	32	0	0	32	(32)	0	0	(32)	0	0	0
SCX	1	0	0	1	(1)	0	0	(1)	0	0	0
SSB	13	0	0	13	0	0	0	0	13	0	13
TOR	0	0	0	0	(56)	0	0	(56)	(56)	60	4
UAG	26	0	0	26	0	0	0	0	26	0	26

Total Over the Counter	$1,230	$0	$32,822	$34,052	$(972)	$0	$(31)	$(1,003)

(n)
Securities with an aggregate market value of $60 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2024.

(1)
Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS
The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.
Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$68	$0	$0	$0	$0	$68

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	29

Consolidated Schedule of Investments
PIMCO Dynamic Income Strategy Fund
(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,230	$0	$1,230
Swap Agreements	0	0	32,822	0	0	32,822

	$0	$0	$32,822	$1,230	$0	$34,052

	$68	$0	$32,822	$1,230	$0	$34,120

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$972	$0	$972
Swap Agreements	0	0	31	0	0	31

	$0	$0	$31	$972	$0	$1,003

	$0	$0	$31	$972	$1	$1,004

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$60	$0	$0	$0	$0	$60
Futures	9,858	0	0	0	0	9,858
Swap Agreements	0	0	0	0	13,255	13,255

	$9,918	$0	$0	$0	$13,255	$23,173

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$826	$0	$826
Swap Agreements	0	0	43,304	0	0	43,304

	$0	$0	$43,304	$826	$0	$44,130

	$9,918	$0	$43,304	$826	$13,255	$67,303

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$(10)	$0	$0	$0	$0	$(10)
Futures	(1,112)	0	0	0	0	(1,112)
Swap Agreements	0	0	0	0	(12,502)	(12,502)

	$(1,122)	$0	$0	$0	$(12,502)	$(13,624)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$879	$0	$879
Swap Agreements	0	0	22,208	0	0	22,208

	$0	$0	$22,208	$879	$0	$23,087

	$(1,122)	$0	$22,208	$879	$(12,502)	$9,463

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of June 30, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$114,157	$23,053	$137,210
Corporate Bonds & Notes
Banking & Finance	0	55,806	0	55,806
Industrials	0	222,153	0	222,153
Utilities	0	27,415	0	27,415
Municipal Bonds & Notes Michigan	0	394	0	394
Non-Agency Mortgage-Backed Securities	0	82,272	0	82,272
Asset-Backed Securities	0	105,614	2,201	107,815
Sovereign Issues	0	9,867	0	9,867
Common Stocks
Energy	89,456	0	212,794	302,250
Financials	0	0	792	792
Master Limited Partnerships
Energy	270,277	0	0	270,277
Short-Term Instruments
Repurchase Agreements	0	15,501	0	15,501
U.S. Treasury Bills	0	1,159	0	1,159

	$359,733	$634,338	$238,840	$1,232,911

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$107,084	$0	$0	$107,084

Total Investments	$466,817	$634,338	$238,840	$1,339,995

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	68	0	0	68
Over the counter	0	34,052	0	34,052

	$68	$34,052	$0	$34,120

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1)	0	(1)
Over the counter	0	(1,003)	0	(1,003)

	$0	$(1,004)	$0	$(1,004)

Total Financial Derivative Instruments	$68	$33,048	$0	$33,116

Totals	$466,885	$667,386	$238,840	$1,373,111

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	31

Consolidated Schedule of Investments
PIMCO Dynamic Income Strategy Fund
(Cont.)

June 30, 2024

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2024:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2024 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$3,720	$22,917	$(4,034)	$37	$284	$129	$0	$0	$23,053	$150
Asset-Backed Securities	0	2,199	(3)	1	1	3	0	0	2,201	3
Common Stocks
Energy	100,536	0	0	0	0	112,258	0	0	212,794	112,258
Financials	489	0	0	0	0	303	0	0	792	303
Rights
Financials	11	0	(21)	0	21	(11)	0	0	0	0
Warrants
Financials	16	0	(21)	0	21	(16)	0	0	0	0

Totals	$104,772	$25,116	$(4,079)	$38	$327	$112,666	$0	$0	$238,840	$112,714

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$4,546	Discounted Cash Flow	Discount Rate		10.380	—
	10,300	Recent Transaction	Purchase Price		98.000 - 100.000	99.049
	8,207	Third-Party Vendor	Broker Quote		100.000-100.125	100.084
Asset-Backed Securities	2,127	Proxy Pricing	Base Price		42,417.783	—
	74	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Common Stocks
Financials	792	Comparable Companies	EBITDA Multiple	X	4.240	—
Energy	212,794	Comparable Companies / Discounted Cash Flow	Multiple/Discount Rate	X/%	9.300/15.750	—

Total	$238,840

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

June 30, 2024

1. ORGANIZATION
PIMCO Dynamic Income Strategy Fund (the “Fund”) is organized as a non-diversified,
limited term,
closed-end
management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund was organized as a Massachusetts business trust on October 25, 2018 and commenced operations on February 1, 2019. On November 21, 2023, the Fund changed its name from “PIMCO Energy and Tactical Credit Opportunities Fund” to “PIMCO Dynamic Income Strategy Fund” and its ticker symbol on the New York Stock Exchange (“NYSE”) to “PDX.” Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Fund’s investment manager.
The Fund has established wholly-owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) in the Cayman Islands and Delaware. See Note 13, Basis for Consolidation in the Notes to Financial Statements for more information regarding the treatment of the Fund’s subsidiaries in the financial statements.
The Fund has a limited term and intends to terminate as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about January 29, 2031 (the “Dissolution Date”); provided that the Fund’s Board of Trustees (the ”Board”) may, by a vote of the majority of the Board and seventy-five percent (75%) of the Continuing Trustees, as such term is defined in the Fund’s Declaration of Trust (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including the eighteenth month after the initial Dissolution Date, which date shall then become the Dissolution Date. Each common shareholder would be paid a pro rata portion of the Fund’s net assets upon termination of the Fund. The Board may, by a Board Action Vote, cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all common shareholders to purchase 100% of the then outstanding common shares of the Fund at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund.
Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

ANNUAL REPORT	JUNE 30, 2024	33

Notes to Financial Statements
(Cont.)

(
a
) Securities Transactions and Investment
Income
Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend
date, except certain dividends from foreign securities where the ex-dividend
date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend
date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.
Debt obligations may be placed on
non-accrual
status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual
status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual
forbearance for interest payments that are expected to be paid after agreed upon pay dates.
(b) Foreign Taxes
The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of June 30, 2024, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.
(
c)
Foreign Currency Translation
The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from

34	PIMCO CLOSED-END FUNDS

June 30, 2024

investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.
(
d)
Distributions
—
Common Shares
 Distributions from net investment income, if any, are declared and distributed to shareholders monthly. The Fund generally distributes each year all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund generally distributes net realized long-term capital gains not previously distributed, if any. The Fund may revise its distribution policy or postpone the payment of distributions at any time.
Starting April 2024, the Fund’s distribution frequency changed from quarterly to monthly.
The Fund may invest in one or more wholly-owned subsidiaries that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a Subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the Subsidiary will have no effect on the Fund’s U.S. federal income tax liability.
PIMCO Cayman Commodity Fund IX, Ltd., a Subsidiary organized under the laws of the Cayman Islands (the “Cayman Subsidiary”), will be treated as a controlled foreign corporation. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of its Cayman Subsidiary’s “subpart F income,” whether or not such income is distributed by such Cayman Subsidiary. It is expected that all of the Cayman Subsidiary’s income and realized gains and mark-to-market
gains will be subpart F income. The Fund’s recognition of its Cayman Subsidiary’s subpart F income will increase such Fund’s tax basis in its Cayman Subsidiary. Distributions by the Cayman Subsidiary to its Fund will be tax-free,
to the extent of its previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in its Cayman Subsidiary. Subpart F income is generally treated by the Fund as ordinary income, regardless of the character of the Cayman Subsidiary’s underlying income or gains. If a net loss is realized by the Cayman Subsidiary, such loss is not generally available to offset the income earned by the Cayman Subsidiary’s parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Cayman Subsidiary in future periods.
The Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s NAV. The Fund may enter into opposite sides of interest rate swaps and other derivatives for the principal purpose of generating distributable gains on the one side (characterized

ANNUAL REPORT	JUNE 30, 2024	35

Notes to Financial Statements
(Cont.)

as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies, and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in the Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which the Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.
Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in
surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related
characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.
Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid

36	PIMCO CLOSED-END FUNDS

June 30, 2024

in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.
(e) New Accounting Pronouncements
and Regulatory Updates
In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU
2020-04,
Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU
2020-04
is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU
2021-01
and ASU
2022-06,
which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s Consolidated financial statements.
In June 2022, the FASB issued ASU
2022-03,
Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU
2022-03
clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU
2022-03
is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Fund’s Consolidated financial statements.
The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule
15c6-1)
and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments was required as of May 28, 2024. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Fund’s Consolidated financial statements.
In September 2023, the SEC adopted amendments to Rule
35d-1
under the Act, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. The amendments became effective December 11, 2023, and fund groups with $1 billion or more in net assets will have 24 months to comply with the amendments (fund groups with net assets of less than $1 billion have 30 months to comply). At

ANNUAL REPORT	JUNE 30, 2024	37

Notes to Financial Statements
(Cont.)

this time, management is evaluating the implications of these changes on the Consolidated financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
(a) Investment Valuation Policies
 The NAV of the Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.
On each day that the NYSE is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign
(non-U.S.)
equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign
(non-U.S.)
equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule
2a-5
under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule
2a-5,
the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).
Domestic and foreign
(non-U.S.)
fixed income securities,
non-exchange
traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or

38	PIMCO CLOSED-END FUNDS

June 30, 2024

Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end
management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.
Open-end
management investment companies may include affiliated funds.
If a foreign
(non-U.S.)
equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign
(non-U.S.)
equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign
(non-U.S.)
equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign
(non-U.S.)
securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign
(non-U.S.)
equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.
Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign
(non-U.S.)
investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.
Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund

ANNUAL REPORT	JUNE 30, 2024	39

Notes to Financial Statements
(Cont.)

normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.
Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.
(b) Fair Value Hierarchy
U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎
Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎
Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.
For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

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(c) Valuation Techniques and the Fair Value Hierarchy
Level
 1, Level
 2 and Level
 3 trading assets and trading liabilities, at fair value
 The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:
Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.
Investments in registered
open-end
investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end
investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.
Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities,
non-U.S.
bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.
Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2024	41

Notes to Financial Statements
(Cont.)

Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.
Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.
Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.
Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.
If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

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The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.
The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.
Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.
Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.
Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.
When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
(a) Investments in Affiliates
The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund.

ANNUAL REPORT	JUNE 30, 2024	43

Notes to Financial Statements
(Cont.)

A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form
N-PORT
and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated funds for the period ended June 30, 2024 (amounts in thousands
†
):
Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2024	Dividend Income (1)	Realized Net Capital Gain Distributions (1)

$0	$553,289	$(446,250)	$26	$19	$107,084	$2,646	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)
The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities
The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.
Loans and Other Indebtedness, Loan Participations and Assignments
are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.
In the event of the insolvency of the agent selling a participation, the Fund may be treated as a general creditor of the agent and may not benefit from any set-off
between the agent and the borrower. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.
Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Fund may be subject

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to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.
Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.
The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans,
B-Notes
and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.
Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for the Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities.
Master Limited Partnerships
 (“MLPs”) are generally publicly traded entities that are organized as limited partnerships or limited liability companies and are treated as partnerships under the Internal

ANNUAL REPORT	JUNE 30, 2024	45

Notes to Financial Statements
(Cont.)

Revenue Code. Currently, most MLPs operate in the energy and/or natural resources sectors. The only asset of an MLP is most commonly the ownership of the limited liability company or limited partnership known as the operating entity, which in turn owns subsidiaries and operating assets. The ownership of an MLP is split between the public and a sponsor. Interests in MLPs (“units”) are often traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, and are intended to receive cash distributions and to have no role in the operation and management of the entity. MLP cash distributions are not guaranteed and depend on each partnership’s or limited liability company’s ability to generate adequate cash flow. The partnership or operating agreements of MLPs determine how cash distributions will be made to general partners and limited partners or to managing members and members, as applicable.
Mortgage-Related and Other Asset-Backed Securities
 directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest payments. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid
with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental
issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, syndicated bank loans, peer-to-peer loans and litigation finance loans. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.
Collateralized Debt Obligations
 (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs, CLOs and

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other CDOs are types of assetbacked securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or LO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets, (iv) the risk that the Fund may invest in CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results, and (vi) the CDO’s manager may perform poorly.
Collateralized Mortgage Obligations
 (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.
Stripped Mortgage-Backed Securities
 (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO class, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.
Payment
In-Kind
Securities
 may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest

ANNUAL REPORT	JUNE 30, 2024	47

Notes to Financial Statements
(Cont.)

(referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.
Restricted Investments
 are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of June 30, 2024, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.
Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises
are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC is a government sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
Warrants
 are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value

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does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
When-Issued Transactions
 are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.
The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.
(a) Repurchase Agreements
 Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined
repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party
repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

ANNUAL REPORT	JUNE 30, 2024	49

Notes to Financial Statements
(Cont.)

(b) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined
repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.
6. FINANCIAL DERIVATIVE INSTRUMENTS
The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.
The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.
The Fund is subject to regulation as a commodity pool under the Commodity Exchange Act by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC mandated disclosure, reporting and recordkeeping obligations apply to the Fund.
(a) Forward Foreign Currency Contracts
 may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is

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recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.
(b) Futures Contracts
 are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.
(c) Options Contracts

may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums

ANNUAL REPORT	JUNE 30, 2024	51

Notes to Financial Statements
(Cont.)

paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.
Commodity Options
 are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money,
the Fund will normally offset its position rather than exercise the option to retain any remaining time value.
(d) Swap Agreements

are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

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For purposes of the Fund’s investment policy adopted pursuant to Rule
35d-1
under the Act, the Fund will account for derivative instruments at market value. For purposes of applying the Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than its stated limit or restriction. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.
The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.
To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.
Interest Rate Swap Agreements
 may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap’’, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below

ANNUAL REPORT	JUNE 30, 2024	53

Notes to Financial Statements
(Cont.)

a specified rate, or ‘‘floor’’, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.
Total Return Swap Agreements
are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.
7. PRINCIPAL AND OTHER RISKS
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk).
See below for a detailed description of select principal risks.
Asset Allocation Risk
 is the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.
Call Risk
 is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations Risk
 is the risk that an investment in a CLO, CBO or other CDO depends largely on the type of the collateral securities and the class/tranche of the instrument in which the Fund invests. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs, CBOs and CDOs carry additional risks including, but not limited to: (i) the possibility that

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distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.
Confidential Information Access Risk
 is the risk that, in managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public
information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.
Contingent Convertible Securities Risk
 is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.
Convertible Securities Risk
 is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.
Corporate Debt Securities Risk
 is the risk that the market value of a corporate debt security may be affected by factors directly relating to the issuer and that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The market value of corporate debt securities generally may be expected to rise and fall inversely with interest rates. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.
Counterparty Risk
 is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by

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Notes to Financial Statements
(Cont.)

special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up,
bankruptcy, or other analogous proceeding.
“Covenant-Lite” Obligations Risk
 is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.
Credit Default Swaps Risk
 is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, the Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. The Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.
Credit Risk
 is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, (including a security purchased with securities lending collateral) or the counterparty to a derivative contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its financial obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.
Currency Risk
 is the risk that investments denominated in foreign
(non-U.S.)
currencies or that trade in and receive revenues in, foreign
(non-U.S.)
currencies, or derivatives or other instruments that provide exposure to foreign
(non-U.S.)
currencies may decline in value, due to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

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Cyber Security Risk
 is the risk that, as the use of technology, including cloud-based technology, has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders.
These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.
Debt Securities Risk
 is the risk that prices of bonds and other fixed income securities will generally increase as interest rates fall and decrease as interest rates rise. Income from the Fund’s portfolio may decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. The value of most bond funds and fixed income securities are impacted by changes in interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise.
Derivatives Risk
 is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational risk, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar investment may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility.
Non-centrally
cleared
over-the-counter
(“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally
cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

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Notes to Financial Statements
(Cont.)

Distressed and Defaulted Securities Risk
 is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are typically less liquid. Distressed securities generally trade significantly below “par” or fall value. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.
Distribution Rate Risk
 is the risk that, although the Fund may seek to maintain level distributions, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.
Emerging Markets Risk
 is the risk of investing in emerging market securities, primarily increased foreign
(non-U.S.)
investment risk.
Energy Sector Risk
 is the risk that applies to the Fund’s investments in MLPs and other companies which operate natural gas, natural gas liquids, crude oil, refined products, coal or other facilities within the energy sector. The Fund’s performance will be susceptible to fluctuations in commodity prices, changes in the supply of or demand for energy commodities, an inability to acquire additional energy deposits sufficient to replace the natural depletion of existing reserves, environmental and safety regulations, seasonal and extreme weather, catastrophic events or accidents, acquisition costs and erroneous assumptions regarding new acquisitions and the cyclical fluctuation and intense price competition inherent to the energy industry. Additionally, MLPs and other entities operating in the energy sector are subject to industry-specific risks related to infrastructure, which includes transportation via pipeline, the gathering, processing and midstream storage of resources, variations in upstream and downstream demand, and the effects of land, weather and unforeseen events on oil, oilfields, coal stockpiles, power infrastructure and marine transportation.
Equity Securities and Related Market Risk
 is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.
Focused Investment Risk
 is the risk that, to the extent that the Fund focuses its investments in a particular industry, country or geographic region, the NAV of its common shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.
Foreign
(Non-U.S.)
Government Securities Risk
 is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.
Foreign
(Non-U.S.)
Investment Risk
 is the risk that investing in foreign
(non-U.S.)
securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and

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auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.
Foreign Loan Originations Risk
 is the risk associated with the Fund originating loans to foreign entities and individuals, including foreign
(non-U.S.)
and emerging market entities and individuals, which may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals due to more or less governmental supervision and regulation than exists in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. The Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.
High Yield Securities Risk
 is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.
Industry Specific Risks
 are the risks that MLPs and other entities operating in a specific sector that are specific to the industry within that sector they serve.
Inflation/Deflation Risk
 is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.
Inflation-Indexed Security Risk
 is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income for the amount of the increase in the calendar year, even though the Fund will not receive the principal until maturity.

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Notes to Financial Statements
(Cont.)

Interest Rate Risk
 is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services.
Leverage Risk
 is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. This means that leverage entails a heightened risk of loss.
Limited Term Risk
 is the risk that unless, the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about a date specified in the Fund’s Prospectus.
Liquidity Risk
 is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities.
Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.
Loan Origination Risk
 is the risk associated with the fact that the Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign
(non-U.S.)
entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. The Fund may subsequently offer such investments for sale to third parties, provided that there is no assurance that the Fund will complete the sale of such an investment. If the

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Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments having high exposure to certain borrowers. The Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and Common Shareholders.
Loans and Other Indebtedness; Loan Participations and Assignments Risk
 is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.
In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set-off
between the lender and the borrower.
If a loan is foreclosed, the Fund may become owner of the loan’s collateral. The Fund may bear the costs and liabilities associated with owning and holding or disposing of the collateral.
There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.
To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.
Management Risk
 is the risk that the investment techniques and risk analyses applied by PIMCO including the use of quantitative models of methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.
Market Discount Risk
 is the risk that the price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end
management investment companies frequently trade at a discount from their net asset value.
Market Disruptions Risk
 is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, military conflicts, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/ environmental disasters, climate-change and climate related events, which can all negatively impact the securities markets,

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Notes to Financial Statements
(Cont.)

and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.
Market Risk
 is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or companies.
Mortgage-Related and Other Asset-Backed Securities Risk
 is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.
Mortgage-Related Derivative Instruments Risk
 is the risk associated with mortgage-related and other asset-backed instruments, privately- issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps. See “Mortgage- Related and Other Asset-Backed Instruments Risk,” “Privately-Issued Mortgage-Related Securities Risk,” “Derivatives Risk,” and “Credit Default Swaps Risk.”
Municipal Bond Risk
 is the risk that by investing in Municipal Bonds the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.
Non-Diversification
Risk
 is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are
“non-diversified”
may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”
Operational Risk
 is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.
Other Investment Companies Risk
 is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.
Platform Risk
 is the risk resulting from the fact that the Alt Lending ABS in which the Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In

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addition, the Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent
secondary market. Accordingly, the Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If the Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated. For example, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.
Portfolio Turnover Risk
 is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax
returns.
Potential Conflicts of Interest Risk — Allocation of Investment Opportunities
 is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Fund and the results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.
Preferred Securities Risk
 is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.
Privacy and Data Security Risk
 is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public
personal information about a consumer to
non-affiliated
third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated
third parties. Many states and a number of
non-U.S.
jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a

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Notes to Financial Statements
(Cont.)

manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and the SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.
Private Placement and Restricted Securities Risk
 is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities and the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets. The Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.
Privately Issued Mortgage-Related Securities Risk
 is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental
issuers.
Real Estate Risk
 is the risk associated with investing in real estate investments, including investments in equity or debt securities issued by private and public real estate investment trusts (“REITs”), real estate operating companies (“REOCs”), private or public real estate-related loans and real estate-linked derivative instruments. The Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.
Regulation S Securities Risk
 is the risk that Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.
Regulatory Changes Risk
 is the risk that is associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The Fund and PIMCO have historically been eligible for exemptions from certain regulations.
However, there is no assurance that the Fund and PIMCO will continue to be eligible for such exemptions. Moreover, government regulation may have unpredictable and unintended effects.
Regulatory Risk — Commodity Pool Operator
 is the risk associated with the CFTC’s adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. PIMCO is registered with the CFTC as a Commodity Pool Operator.

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Regulatory Risk — LIBOR
 is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in the past in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.
Reinvestment Risk
 is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.
REIT Risk
 is the risk associated with investing in REITs, which are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not typically taxed on the income distributed to shareholders. Therefore, REITs may pay higher dividends than other issuers.
Repurchase Agreements Risk
 is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.
Risks of Equity Securities of MLPS, Risks of Debt Securities of MLPS, and Risks of MLP General Partner and Managing Member Interests
 is the risk that investments in equity and debt securities of MLPs and/or their affiliates are subject to risks in addition to those risks associated with investments in all equity and debt securities. Holders of MLP units have more limited rights for voting and control than shareholders of common stock in a corporation, additional tax risks and additional potential conflicts of interest among unit holders and partners. MLP subordinated units generally entail greater risk than MLP common units as a result of more limited distribution rights. Additionally, distributions by certain MLPs may be affected by the failure of an affiliated party to satisfy its obligations to an MLP or by an MLP’s loss of customers or suppliers. The Fund’s investment in MLPs or other entities that hold a general partner or managing member interest and IDRs in MLPs may be subject to additional liability greater than the investment amount and may have higher distribution prospects which would decline at a greater rate than the decline rate in and MLP’s distributions or be eliminated if the MLP unit holders choose to remove the general partner or managing member.
Risks of ETNs
 is the risk that the value of exchange-traded notes (“ETNs”) may be influenced by time to maturity, level of supply and demand for the ETN, volatility, and lack of liquidity in underlying markets, changes in the applicable interest rates and underlying reference asset values, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that may affect the referenced index.

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Notes to Financial Statements
(Cont.)

Risk Retention Investment Risk
 is the risk associated with the Fund’s investments in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change. Furthermore, if the Fund breaches any undertakings in any risk retention agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.
Securities Lending Risk
 is the risk that, when the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and lose rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund.
Senior Debt Risk
 is the risk that the Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.
Short Exposure Risk
 is the risk of entering into short sales, or other short positions including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.
Smaller Company Risk
 is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.
Sovereign Debt Risk
 is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.
Structured Investments Risk
 is the risk that the Fund’s investment in structured products, including structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

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Subprime Risk
 is the risk that loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by the Fund may be subprime in quality, or may become subprime in quality.
Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.
Subsidiary Risk
 is the risk that, by investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. Each Subsidiary is not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.
Synthetic Convertible Securities Risk
 is the risk that the values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, (such as a debt security and a warrant or option to purchase another security), each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.
Tax Risk
 is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.
Total Return Swap Risk
 is the risk that total return swaps could result in losses if the underlying asset or reference does not perform as anticipated, that they add leverage to the Fund’s portfolio and the risk that the counterparty might default on the contract. Total return swaps can have the potential for unlimited losses. Total return swaps are also subject to certain other risks applicable to derivatives transactions generally.
U.S. Government Securities Risk
 is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.

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Notes to Financial Statements
(Cont.)

Valuation Risk
 is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
Zero-Coupon Bond,
Step-Ups
and
Payment-in-Kind
Securities Risk
 is the risk presented by the market prices of
zero-coupon,
step ups and
payment-in-kind
securities generally being more volatile than the prices of securities that pay interest periodically and in cash and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.
(b) Other Risks
In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.
8. MASTER NETTING ARRANGEMENTS
The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.
Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged
exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated

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account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.
Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.
Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.
Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedule of Investments.
Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

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Notes to Financial Statements
(Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.
9. FEES AND EXPENSES
(a) Management Fee
PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Fund, pursuant to an investment management agreement.
Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Fund requires, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.
Effective as of December 1, 2023, PIMCO receives an annual management fee, payable monthly, at the annual rate of 1.25% of the Fund’s average daily total managed assets (including assets attributable to any reverse repurchase agreements, dollar rolls/buybacks, borrowings and preferred shares outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buybacks and borrowings). Prior to December 1, 2023, PIMCO received an annual management fee, payable monthly, at the annual rate of 1.35% of the Fund’s average daily total managed assets (including assets attributable to any reverse repurchase agreements, dollar rolls/buybacks, borrowings and preferred shares outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buybacks and borrowings).
In rendering investment advisory services to the Fund, PIMCO may use the resources of one or more foreign
(non-U.S.)
affiliates that are not registered under the Investment Advisers Act of 1940, as

70	PIMCO CLOSED-END FUNDS

June 30, 2024

amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to the Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Fund are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.
(b) Fund Expenses
The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called
“broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds and; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of trustees, shareholder proposals or other non-routine
matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund; (xiii) expenses associated with tender offers and other share repurchases and redemptions; (xiv) fees and expenses associated with seeking,

ANNUAL REPORT	JUNE 30, 2024	71

Notes to Financial Statements
(Cont.)

applying for and obtaining formal exemptive,
no-action
and/or other relief from the SEC in connection with the operation of a managed distribution plan; and (xv) expenses of the Fund that are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Fund may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third-party.
Each of the Trustees of the Fund who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end
funds for which PIMCO serves as investment manager (together with the Fund, the “PIMCO
Closed-End
Funds”), as well as PIMCO California Flexible Municipal Income Fund, PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund”, and PIMCO Managed Accounts Trust, an open-end
management investment company with multiple series for which PIMCO serves as investment adviser and administrator.
The Fund pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates.
(c
) Acquired Fund Fees and Expenses
The Cayman Subsidiary has entered into a separate contract with PIMCO for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary pays PIMCO a management fee at the annual rate of 0.69% of its average daily net assets. PIMCO has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee paid by the Cayman Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. PIMCO may not seek reimbursement from the Fund with respect to the management fees waived. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2024, the amount was $118,145. See Note 13, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Cayman Subsidiary.
10. RELATED PARTY TRANSACTIONS
The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.
The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Advisor and certain public or private funds managed by the Advisor and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief.
11. GUARANTEES AND INDEMNIFICATIONS
Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain

72	PIMCO CLOSED-END FUNDS

June 30, 2024

a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
12. PURCHASES AND SALES OF SECURITIES
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.
Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2024, were as follows (amounts in thousands
†
):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$187,375	$380,156	$1,093,290	$812,156

†	A zero balance may reflect actual amounts rounding to less than one thousand.
13. BASIS FOR CONSOLIDATION
The Cayman Subsidiary and NRGX SPV I LLC and NRGX SPV II LLC, each a Delaware limited liability company, were formed as Subsidiaries acting as investment vehicles for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All inter-company transactions and balances have been eliminated. These structures were established so that certain investments could be held by separate legal entities from the Fund. See the table below for details regarding the structure, incorporation and relationship of each Subsidiary as of period end.

Fund name	Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets †

PIMCO Dynamic Income Strategy Fund	Cayman Commodity Fund IX Ltd.	12/14/2018	0.9%

PIMCO Dynamic Income Strategy Fund	NRGX SPV I LLC	11/07/2022	0.0%

PIMCO Dynamic Income Strategy Fund	NRGX SPV II LLC	11/07/2022	0.0%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

ANNUAL REPORT	JUNE 30, 2024	73

Notes to Financial Statements
(Cont.)

14. REGULATORY AND LITIGATION MATTERS
The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.
The foregoing speaks only as of the date of this report.
15. FEDERAL INCOME TAX MATTERS
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.
The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.
In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of June 30, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.
The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize direct investments in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income.
The Fund will continue to seek to gain exposure to the commodity markets primarily through investments in its Subsidiary and perhaps through commodity-linked notes. The Subsidiary will be treated as a controlled foreign corporation. As a result, the Fund with the Subsidiary will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s subpart F income, whether or not such income is distributed by the Subsidiary. It is expected that all of the

74	PIMCO CLOSED-END FUNDS

June 30, 2024

Subsidiary’s income and realized gains and
mark-to-market
gains will be subpart F income. The Fund’s recognition of its Subsidiary’s subpart F income will increase the Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free,
to the extent of its previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in its Subsidiary. Subpart F income is generally treated by the Fund as ordinary income, regardless of the character of the Subsidiary’s underlying income or gains.
If a net loss is realized by Subsidiary, such loss is not generally available to offset the income earned by the Fund, and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.
Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if distributed to the Fund or if the Fund’s income from in the subsidiary is derived with respect to the Fund’s business of investing in securities. A subsidiary may pay such a distribution at any time. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.
There can be no assurance that the IRS will not change its position with respect to some or all of these conclusions or that future legislation will not adversely impact the tax treatment of the Fund’s commodity-linked investments. If the IRS were to change or reverse its position, or if future legislation adversely affected the tax treatment of the Fund’s commodity-linked investments, there would likely be a significant adverse impact on the Fund, including the possibility of failing to qualify as a regulated investment company. If the Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. Furthermore, the tax treatment of the Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate its investment program.
The Fund’s investment strategy will potentially be limited by its intention to qualify and be eligible for treatment as a regulated investment company, and can limit the Fund’s ability to qualify and be treated as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a regulated investment company, which could, among other things, negatively affect the Fund’s share price, before- and after-tax
performance, distribution rate (including a reduction in dividends) and/or its ability to achieve its investment objectives and could cause losses to the Fund (including, but not limited to, circumstances where the Fund is required to pay a Fund level tax, back taxes and/or tax penalties), as described more fully in the paragraph below.
The Fund invests in total return swaps linked to the securities of MLPs. Such strategy is relatively novel and the treatment of the Fund’s investments in such total return swaps under one or more of the tests the Fund must meet to qualify as a regulated investment company is unclear. It is possible

ANNUAL REPORT	JUNE 30, 2024	75

Notes to Financial Statements
(Cont.)

that the IRS or a court could regard the Fund’s investments in such total return swaps as preventing the Fund from qualifying as a regulated investment company. Based on consultation with legal counsel, the Fund believes that, as implemented, its investment strategy should be consistent with the Fund’s qualification and eligibility for treatment as a regulated investment company. If the IRS were to challenge successfully the Fund’s position, the Fund could be required to pay a Fund-level tax, back taxes and/or tax penalties in order to maintain its qualification as a regulated investment company, or could fail to qualify as a regulated investment company (in which case the Fund would be subject to tax on its taxable income at corporate rates and could be subject to back taxes and/or tax penalties). In such event, the Fund may be required to change its investment strategies, pay a Fund level tax, back taxes and/or tax penalties and sell securities or other instruments at a time or in a manner unfavorable to the Fund.
Any such sales may cause the Fund to sell securities or instruments that otherwise may be favorable for the Fund, bear other adverse consequences (such as incurring short term capital gain on sales or unwinding of positions that were intended to be held for longer periods) and/or incur transaction costs. As such, such a failure to qualify for regulated investment company status could, among other things, negatively affect the Fund’s share price, before- and after-tax
performance, distribution rate (including a reduction in dividends) and/or its ability to achieve its investment objectives and could cause losses to the Fund (including, but not limited to, circumstances where the Fund is required to pay a Fund level tax, back taxes and/or tax penalties).
Distributions received from the Fund’s investments in MLPs generally are treated as partnership return of capital under the Code, and as such, it is Management’s current determination that the distributions received from its MLP investments will be comprised entirely of return of capital based on historical and present information available from such MLP partnerships.
As of June 30, 2024, the components of distributable taxable earnings are as follows (amounts in thousands
†
):

	Undistributed Ordinary Income (1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses (4)	Qualified Late-Year Loss Deferral - Capital (5)	Qualified Late-Year Loss Deferral - Ordinary (6)	Total Components of Distributable Earnings

PIMCO Dynamic Income Strategy Fund	$14,547	$0	$312,030	$(5,065)	$0	$0	$0	$321,512

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)
Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, controlled foreign corporations (CFCs), and partnerships.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through June 30, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)
Specified losses realized during the period November 1, 2023 through June 30, 2024 and Ordinary losses realized during the period January 1, 2024 through June 30, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

76	PIMCO CLOSED-END FUNDS

June 30, 2024

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.
As of June 30, 2024, the Fund had the following post-effective capital losses with no expiration (amounts in thousands
†
):

	Short-Term	Long-Term

PIMCO Dynamic Income Strategy Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
As of June 30, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands
†
):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)

PIMCO Dynamic Income Strategy Fund	$1,060,873	$319,361	$(7,343)	$312,018

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)
Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, controlled foreign corporations (CFCs), and partnerships.

For the fiscal years ended June 30, 2024 and June 30, 2023, respectively, the Fund made the following tax basis distributions (amounts in thousands
†
):

	June 30, 2024			June 30, 2023

	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)

PIMCO Dynamic Income Strategy Fund	$46,493	$0	$0	$29,461	$0	$9,881

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)
A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
There were no subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	JUNE 30, 2024	77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Dynamic Income Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Dynamic Income Strategy Fund and its subsidiaries (the “Fund”) as of June 30, 2024, the related consolidated statements of operations and cash flows for the year ended June 30, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended June 30, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended June 30, 2024 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2024 and the financial highlights for each of the five years in the period ended June 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of June 30, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 27, 2024
We have served as the auditor of one or more investment companies in PIMCO Taxable
Closed-End
Funds since 1995.

78	PIMCO CLOSED-END FUNDS

Glossary:
(abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOS	BofA Securities, Inc.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	RBC	Royal Bank of Canada
CBK	Citibank N.A.	SCX	Standard Chartered Bank, London
DEU	Deutsche Bank Securities, Inc.	SOG	Societe Generale Paris
DUB	Deutsche Bank AG	SSB	State Street Bank and Trust Co.
FAR	Wells Fargo Bank National Association	TDM	TD Securities (USA) LLC
FICC	Fixed Income Clearing Corporation	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
IND	Crédit Agricole Corporate and Investment Bank S.A.

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound
CAD	Canadian Dollar	MXN	Mexican Peso
DKK	Danish Krone	TRY	Turkish New Lira
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
AMZX	Alerian MLP Total Return Index	EURO12M	12 Month EUR Swap Rate
EURO03M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate

Other Abbreviations:
ABS	Asset-Backed Security	PIK	Payment-in-Kind
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding

ANNUAL REPORT	JUNE 30, 2024	79

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.
Dividend Received Deduction.
 Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2024 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:
Qualified Dividend Income.
 Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2024 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024:
Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).
Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.
Section 163(j) Interest Dividends.
The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s) †	Qualified Short-Term Capital Gains (000s) †	163(j) Interest Dividends (000s) †
PIMCO Dynamic Income Strategy Fund	0%	19.42%	$5,593	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.
Section 199A Dividends.
 Non-corporate fund shareholders of the fund below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the fund as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Dynamic Income Strategy Fund	0%

80	PIMCO CLOSED-END FUNDS

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2024 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.
PIMCO Dynamic Income Strategy Fund

	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2024	$0.2482	$0.0000	$0.0118	$0.2600

April 2024	$0.1133	$0.0000	$0.0000	$0.1133

May 2024	$0.1133	$0.0000	$0.0000	$0.1133

June 2024	$0.0751	$0.0000	$0.0382	$0.1133

*
The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	JUNE 30, 2024	81

Shareholder Meeting Results

(Unaudited)

The Fund held its annual meetings of shareholders on June 28, 2024.
PIMCO Dynamic Income Strategy Fund — PDX
The Common Shareholders of PDX, voting as a single class, voted as indicated below with respect to the re-election of Deborah A. DeCotis, Kathleen A. McCartney and David N. Fisher as Trustees of PDX.

	Affirmative	Withheld Authority

Re-election of Deborah A. DeCotis — Class II to serve until the annual meeting held during the 2026-2027 fiscal year	30,555,255	8,168,630

Re-election of Kathleen A. McCartney — Class II to serve until the annual meeting held during the 2026-2027 fiscal year	30,555,255	8,168,630

Re-election of David N. Fisher † . — Class II to serve until the annual meeting held during the 2026-2027 fiscal year	30,548,034	8,175,851

†	Interested Trustee
The other members of the Board of Trustees at the time of the meeting, namely, Mses. Libby D. Cantrill, Sarah E. Cogan and E. Grace Vandecruze and Mr. Alan Rappaport, continue to serve as Trustees of the Fund.

82	PIMCO CLOSED-END FUNDS

Changes to Portfolio Managers

(Unaudited)

Effective November 21, 2023, John Devir, Greg Sharenow, Mark Kiesel, Dan Ivascyn, Alfred Murata, and Giang Bui are jointly and primarily responsible for the day-to-day management of the Fund.
Daniel J. Ivascyn
Mr. Ivascyn has been a portfolio manager of the Fund since November 2023. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Mr. Ivascyn is lead portfolio manager for the firm’s income strategies and credit hedge fund and mortgage opportunistic strategies. He is a member of PIMCO’s Executive Committee and a member of the Investment Committee. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013, and he was inducted into the Fixed Income Analysts Society Hall of Fame in 2019. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.
Alfred T. Murata
Mr. Murata has been a portfolio manager of the Fund since November 2023. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.
Giang Bui
Ms. Bui has been a portfolio manager of the Fund since November 2023. Ms. Bui is an executive vice president in the Newport Beach office and a portfolio manager and trader of securitized debt instruments and bank loans, focusing on collateralized loan obligations (CLOs), leveraged loans, asset-backed collateralized debt obligations, and off-the-run sectors within structured products. Ms. Bui joined PIMCO in 2000 and is a member of the bank loan portfolio management team, responsible for bank loan investments and the management of PIMCO-issued CLOs. She has 24 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles and an undergraduate degree from the University of California, San Diego.

ANNUAL REPORT	JUNE 30, 2024	83

Changes to Board of Trustees

(Unaudited)

Effective June 30, 2024, Mr. Joseph B. Kittredge, Jr. retired from his position as Trustee of the Fund.

84	PIMCO CLOSED-END FUNDS

Changes to Charters or Bylaws

(Unaudited)

Effective November 21, 2023, the Fund changed its name from PIMCO Energy and Tactical Credit Opportunities Fund to PIMCO Dynamic Income Strategy Fund. It also changed its ticker symbol, investment objectives and guidelines, and portfolio manager lineup. In connection with these changes, the Board approved amendments to the Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, each dated December 13, 2018, for the sole purpose of changing the name of the Fund.

ANNUAL REPORT	JUNE 30, 2024	85

Dividend Reinvestment Plan

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.
Automatic enrollment/voluntary participation
 Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.astfinancial.com, by calling (844) 33-PIMCO, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.
How shares are purchased under the Plan
 For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of a Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

86	PIMCO CLOSED-END FUNDS

(Unaudited)

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.
Fees and expenses
 No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.
Shares held through nominees
 In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.
Tax consequences
 Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number:
(844) 33-PIMCO;
www.astfinancial.com.

ANNUAL REPORT	JUNE 30, 2024	87

Additional Information Regarding the Fund

(Unaudited)

CHANGES OCCURRING SINCE THE PRIOR ANNUAL REPORT
The following information in this annual report is a summary of certain changes during the period of the Fund’s last annual report to shareholders. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

1.	Change in Fund Name, Ticker, Investment Objective, Principal Investment Strategies and Portfolio Managers
Effective November 21, 2023, the Fund: (i) changed its name to “PIMCO Dynamic Income Strategy Fund” and its ticker symbol on the New York Stock Exchange to “PDX”; (ii) changed the investment objectives, certain non-fundamental
investment guidelines and principal investment strategies and risk factors of the Fund, including the rescission of the Fund’s non-fundamental
policy adopted pursuant to Rule
35d-1
under the Investment Company Act of 1940, as amended (the “1940 Act”), to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments linked to the energy sector and in investments linked to the credit sectors (the “80% Policy”); (iii) reduced its annual management fee rate paid to Pacific Investment Management Company LLC (“PIMCO”), the investment manager of the Fund, from 1.35% to 1.25% of the Fund’s average daily total managed assets; and (iv) amended the Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, each dated December 13, 2018, for the sole purpose of changing the name of the Fund. In addition, the following individuals were added to the Fund’s portfolio management team: Dan Ivascyn, Managing Director and Group Chief Investment Officer, Alfred Murata, Managing Director, and Giang Bui, Executive Vice President.

2.	Change in Distribution Frequency
Beginning in April 2024, the Fund changed its distribution frequency from quarterly to monthly.
Unresolved Staff Comments
The Fund does not believe that there are any material unresolved written comments, received 180 days or more before June 30, 2024 from the Staff of the SEC regarding the Fund’s periodic or current reports under the Securities Exchange Act or the 1940 Act or their registration statements.
Portfolio Transactions
The aggregate amounts of brokerage commissions paid by the Fund during the fiscal year ended June 30, 2024 were as follows (amounts in thousands†):

Fund Name	Total Commission Paid	Total Commission Paid to Affiliated Brokers

PIMCO Dynamic Income Strategy Fund (formerly, PIMCO Energy and Tactical Credit Opportunities Fund)	$187,830	0
A zero balance may reflect actual amounts rounding to less than one thousand.

88	PIMCO CLOSED-END FUNDS

The Fund’s Investment Objectives and Strategies

(Unaudited)

Unless otherwise noted, the information in this section is as of June 30, 2024.
The term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the Fund may invest indirectly by investing in derivatives or through its wholly-owned subsidiaries (“Subsidiaries”), if applicable. The allocation of the Fund’s assets to a Subsidiary, if applicable, will vary over time and will likely not include all of the different types of investments described herein at any given time.
Principal Investment Objective
The Fund seeks current income as a primary objective and capital appreciation as a secondary objective.
The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple sectors in the global public and private credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign
(non-U.S.)
corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed instruments, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers and real estate-related investments (such real estate-related investments, collectively, “real estate investments”). The Fund may invest without limitation in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed or defaulted issuers. The Fund may also invest without limit in common stocks and other common equity securities issued by public or private issuers. The Fund cannot assure you that it will achieve its investment objectives or that the Fund’s investment program will be successful, and you could lose all of your investment in the Fund.
Portfolio Management Strategies
Dynamic Allocation Strategy
In managing the Fund, the Fund’s investment manager, PIMCO, employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment
decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, including opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights.
As a matter of fundamental policy, the Fund normally invests at least 25% of its total assets (i.e., concentrates) in the energy industry. PIMCO will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each security or instrument in which the Fund invests. The Fund will observe various other investment guidelines as summarized below.

ANNUAL REPORT	JUNE 30, 2024	89

The Fund’s Investment Objectives and Strategies
(Cont.)

Investment Selection Strategies
Once the
Fund’s top-down, portfolio
positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined
credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on seeking to identify securities and other instruments with solid and/or improving fundamentals.
PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.
Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.
Credit Quality
The Fund may invest without limitation in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by
either S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)), or that are unrated but determined by PIMCO to be of comparable quality. However, the Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities (“ABS”), that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest without limitation in mortgage-related and other ABS regardless of rating (i.e., of any credit quality). For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment guidelines, the Fund may invest in securities of stressed, distressed or defaulted issuers, which include securities in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (“NRSROs”) (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

90	PIMCO CLOSED-END FUNDS

(Unaudited)

Independent credit analysis
PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.
Portfolio Contents
The Fund normally invests worldwide in a portfolio of debt obligations and other income-producing securities and instruments of any type and credit quality and with varying maturities and related derivative instruments. The Fund may also invest without limit in common stocks and other common equity securities issued by public or private issuers.
The Fund’s portfolio of debt obligations and other income producing securities and instruments may include, without limitation, bonds, debentures, notes, and other debt securities and similar instruments of varying maturities issued by various U.S. and foreign (non-U.S.) corporate
and other issuers, including corporate debt securities; commercial paper; securitizations and mortgage-related and other asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers (including agency and non-agency residential
mortgage-backed securities and commercial mortgage-backed securities, collateralized bond obligations, collateralized mortgage obligations, collateralized loan obligations, other collateralized debt obligations and other similarly structured securities, including the residual or equity tranches thereof); derivatives on mortgage-related instruments; U.S. government securities; obligations of foreign governments or their sub-divisions, agencies
and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds);
payment-in-kind
securities;
zero-coupon
bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; insurance-linked instruments, catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust instruments; structured credit products; loans (including, among others, and without limitation as to a loan’s level of seniority within a capital structure, bank loans, whole loans, senior loans, subordinated loans, mezzanine loans, delayed draw and delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments, loans held and/or originated by private financial institutions, including commercial and residential mortgage loans, corporate loans and consumer loans (such as credit card receivables, automobile loans and student loans)); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security); contingent convertible securities; bank capital securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index. Certain corporate income-producing

ANNUAL REPORT	JUNE 30, 2024	91

The Fund’s Investment Objectives and Strategies
(Cont.)

securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics.
The Fund may invest in debt securities of stressed or distressed issuers as well as in defaulted securities and debtor-in-possession financings.
For tax or other structuring reasons, the Fund may purchase a loan or debt investment structured as an equity interest (e.g., a joint venture interest). At any given time and from time to time, all of the Fund’s portfolio may consist of below investment grade securities and/or mortgage-related or other types of ABS. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or ABS (including collateralized bond obligations, collateralized loan obligations (“CLOs”) and other collateralized debt obligations), including the equity or “first loss” tranche. The Fund may invest in unsecured loans and subordinated or mezzanine obligations, including second and lower lien loans and the mezzanine and equity (or “first loss”) tranches of CLO issues. The Fund may invest in securitization risk retention tranches in the capacity of a third-party purchaser with respect to securitizations sponsored by others. The Fund may invest without limitation in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed or defaulted issuers.
As a matter of fundamental policy, the Fund normally invests at least 25% of its total assets (i.e., concentrate) in the energy industry. PIMCO will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each security or instrument in which the Fund invests. The Fund’s investments in the energy sector may include, but are not limited to, investments in equity and debt securities, warrants, rights issues, and restricted securities (including securities that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) of public and private issuers. The Fund may invest in the energy sector through the secondary market or during an initial public offering and in companies of any capitalization size. To the extent the Fund’s invests in master limited partnerships and limited liability companies that are treated as partnerships for U.S. federal income tax purposes (“MLPs”), the extent and manner in which the Fund makes such investments will be limited by its intention to continue qualifying as a regulated investment company for U.S. federal income tax purposes. Under normal circumstances, at the close of any quarter of its taxable year, the Fund will invest no more than 25% of its total assets in the securities of one or more MLPs that are treated as “qualified publicly traded partnerships” within the meaning of Section 851(h) of the Internal Revenue Code of 1986, as amended (the “Code”), in accordance with the requirements of Subchapter M of the Code.
The Fund may obtain exposure to MLPs through the use of total return swaps.
The Fund may invest in U.S.
and non-U.S. (including
emerging markets) real estate investments, including equity or debt securities issued by private and public real estate investment trusts or real estate operating companies, private or public real estate-related loans and real estate-linked derivative instruments.
The Fund may invest in and/or originate loans, including, without limitation, to corporations and/or other legal entities and individuals (including foreign (non-U.S.) and
emerging market entities and individuals) and/or residential and/or commercial real estate or mortgage-related loans, consumer

92	PIMCO CLOSED-END FUNDS

(Unaudited)

loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. When investing in or originating loans, the Fund is not restricted by any particular credit risk criteria and/or qualifications. The Fund also is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower, other than pursuant to any applicable law. The loans the Fund invests in and/or originates may vary in maturity and/or duration. The Fund’s investments in and/or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a regulated investment company. The Fund may invest in securitization risk retention tranches in the capacity of a third party purchaser with respect to securitizations sponsored by others.
Borrowers of loans may be, but are not limited to, corporations and/or other legal entities and individuals, including foreign
(non-U.S.)
and emerging market entities and individuals. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Fund. The terms of the direct loans, including the duration of the loan, may be negotiated with borrowers in private transactions. A loan may be secured or unsecured.
In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan. When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.
As part of its lending activities, the Fund may originate loans to entities that are experiencing significant financial or business difficulties, including entities involved in bankruptcy or other reorganization and liquidation proceedings or that are rated “below investment grade” by an NRSRO or not rated at all. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to entities experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan. Various state licensing requirements could apply to the Fund with

ANNUAL REPORT	JUNE 30, 2024	93

The Fund’s Investment Objectives and Strategies
(Cont.)

respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or PIMCO operates or has offices. In states in which it is licensed, the Fund or PIMCO will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or PIMCO’s ability to take certain actions to protect the value of its holdings in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or PIMCO’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest. Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.
In addition to laws governing the activities of lenders and servicers, certain states may require, or may in the future require, purchasers or holders of certain loans, including residential mortgage loans and unsecured consumer loans, to be licensed or registered in order to purchase, hold or foreclose such loans, or, in certain states, to collect a rate of interest above a specified rate. To the extent required or determined to be necessary or advisable by the Fund, the Fund will take appropriate steps intended to address any applicable state licensing requirements, which may include acquiring and holding such loans through structures designed to preempt state licensing laws, in order to pursue its objectives and strategies. To the extent the Fund (or a Subsidiary) obtains licenses or is required to comply with related regulatory requirements as a result of its investments, the Fund could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.
The Fund may invest either directly or indirectly through its Subsidiaries in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform (i.e., an online lending marketplace or lender that is not a traditional banker, such as a bank) or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (but may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”). Any such Alt Lending ABS may be backed by consumer, commercial, residential or other loans, including those issued by an SPE sponsored by an online or alternative lending platform or an affiliate thereof.

94	PIMCO CLOSED-END FUNDS

(Unaudited)

When acquiring and/or originating loans, or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit risk criteria and/or qualifications. Accordingly, certain loans acquired or originated by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality.
The Fund may invest without limit in securities of U.S. issuers and without limit in securities of non-U.S. issuers,
securities traded principally outside the United States, and securities denominated in currencies other than the U.S. Dollar. Additionally, the Fund may invest up to 30% of its total assets in securities and instruments that are economically tied to emerging market countries; however the Fund may invest without limit in short term investment grade sovereign debt, including short term investment grade sovereign debt issued by emerging market issuers.
The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.
The Fund may also invest without limit in common stocks and other common equity securities issued by public or private issuers. The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions,
including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law,
and other securities issued in private placements. The Fund may invest in securities of other open-
or closed-end investment
companies (including those advised by PIMCO), including, without limitation, exchange-traded funds, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. The Fund’s common shareholders (the “Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments.

ANNUAL REPORT	JUNE 30, 2024	95

The Fund’s Investment Objectives and Strategies
(Cont.)

The Fund may invest in commodities and seek to gain exposure to commodities through investments in swap agreements, futures and options or a Cayman Subsidiary. The Fund may also invest in physical commodities pursuant to the policies described herein, including through warehouse receipts providing proof of ownership of such commodities, and may, in its sole discretion, obtain property insurance to cover the risk of loss or damage thereto. Under normal circumstances, the Fund will invest no more than 25% of its total assets in commodities on a net basis.
The Fund may seek to gain exposure to, among other types of investments, certain newly-issued Regulation S securities through investments in a Cayman Subsidiary. Regulation S securities are securities of U.S.
and non-U.S. issuers
that are issued
through off-shore (non-U.S.) offerings
without registration with the SEC pursuant to Regulation S under the Securities Act. Offerings of Regulation S securities may be conducted outside of the U.S. A Cayman Subsidiary (unlike the Fund) may invest without limitation in Regulation S securities. While a Cayman Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or a Cayman Subsidiary to operate as described herein and could adversely affect the Fund, the performance of the Fund and/or a Cayman Subsidiary.
The Fund may invest without limit in illiquid securities (i.e., securities that the Fund reasonably expects cannot be disposed of in current market conditions within seven calendar days without the disposition significantly changing the market value of the securities).
The Fund may make investments in debt instruments and other securities or instruments directly or through one or more Subsidiaries. Each Subsidiary, for example, may invest in or originate loans or invest in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, risk retention investments or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s assets to a Subsidiary will vary from time to time and the Fund’s portfolio may include some or all the investments described herein.
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.
For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.
The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things)
co-invest
with certain other persons, including certain affiliates of

96	PIMCO CLOSED-END FUNDS

(Unaudited)

the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-
investments imposes extensive conditions on any
co-investments
made in reliance on such relief.
Temporary Defensive Investments
. The Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. Upon PIMCO’s recommendation, for temporary defensive purposes, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high-grade debt securities, including high quality, short-term debt securities and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.
Leverage
The Fund currently utilizes leverage principally through reverse repurchase agreements. The Fund may also enter into transactions other than through reverse repurchase agreements that may give rise to a form of leverage including, among others, (i) selling credit default swaps, (ii) dollar rolls/buybacks, (iii) borrowings, such as through bank loans or commercial paper and/or other credit facilities, (iv) futures and forward contracts (including foreign currency exchange contracts), (v) total return swaps, (vi) other derivative transactions, (vii) loans of portfolio securities, (viii) short sales and (ix) when-issued, delayed delivery and forward commitment transactions. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board may authorize the issuance of preferred shares without the approval of Common Shareholders. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
Under normal market conditions, the Fund will limit its use of leverage, subject to the limitations set forth in the 1940 Act, from any combination of (i) reverse repurchase agreements; (ii) borrowings (i.e., loans or lines of credit from banks or other credit facilities); (iii) any future issuance of preferred shares; (iv) to the extent described below, credit default swaps, other swap agreements and futures contracts (whether or not these instruments are covered as described below), but excluding, for the purposes of this calculation, (a) such instruments entered into to obtain exposure to commodities, and (b) total return swaps entered into to obtain exposure to assets in which the Fund may invest in accordance with its investment policies and restrictions, such that the assets attributable to the use of such leverage in (i) through (iv) above will not exceed 50% of the Fund’s total assets (including, for purposes of the 50% limit, the amount of assets obtained through the use of such instruments). For these purposes, assets attributable to the use of leverage from swap agreements and futures contracts will be determined based on the current market value of the instrument if it is cash settled or based on the notional value of the instrument if it is not cash settled. In addition, assets attributable to swap agreements or futures contracts will not be counted towards the 50% leverage policy to the extent that the Fund owns offsetting positions or enters into offsetting transactions. The Fund intends to utilize certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely,

ANNUAL REPORT	JUNE 30, 2024	97

The Fund’s Investment Objectives and Strategies
(Cont.)

(Unaudited)

its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, in clud
ing for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

98	PIMCO CLOSED-END FUNDS

Principal Risks of the Fund

(Unaudited)

The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investments, investments by a subsidiary (if applicable) or derivative positions. The Fund may be subject to additional risks other than those described below because the types of investments made by the Fund can change over time.
Market Discount Risk
The price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end
management investment companies frequently trade at a discount from their NAV.
Limited Term Risk
Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer (as defined in the Notes to Financial Statements) and converts to perpetual existence, the Fund will terminate on or about the Dissolution Date (as defined in the Notes to Financial Statements). The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. Investors may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer.
Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs, including brokerage expenses and markups, in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are unfavorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid investments as the Dissolution Date approaches, which may lead the Fund to receive proceeds that are less than the prices at which the Fund valued such investments, and losses due to portfolio liquidation may be significant.
Beginning one year before the Dissolution Date (the “Wind-Down Period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objectives. For example, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that holders of the Common Shares (“Common Shareholders”) will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. Any such liquidating trust or other similar vehicle is not expected to be a registered investment company. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.
The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible

ANNUAL REPORT	JUNE 30, 2024	99

Principal Risks of the Fund
(Cont.)

that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objectives and adversely impact the Fund’s performance and distributions, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to Common Shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. A Common Shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date.
The Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objectives and decrease returns. Any capital gains recognized on such dispositions, as reduced by any capital losses, and any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends or ordinary dividends during or with respect to such year, and such distributions will generally be taxable to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering
Common Shareholders.
The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering
Common Shareholders. All Common Shareholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s performance. Such reduction in the Fund’s total assets may also cause Common Shares to become thinly traded or otherwise negatively impact secondary trading. A reduction in net assets could result in lower returns and put the Fund at a disadvantage relative to its peers and cause the Fund’s Common Shares to trade at a wider discount to NAV. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein.
The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold (as defined in the Notes to

100	PIMCO CLOSED-END FUNDS

(Unaudited)

Financial Statements), in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased and the Fund will dissolve on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote (as defined in the Notes to Financial Statements), eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will h av
e a perpetual existence. The Investment Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer.
Subsidiary Risk
To the extent the Fund invests through one or more of its subsidiaries, the Fund would be exposed to the risks associated with such subsidiary’s investments. Such subsidiaries would likely not be registered as investment companies under the 1940 Act and therefore would not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the jurisdiction in which a subsidiary is organized could result in the inability of the Fund and/or the subsidiary to operate as intended and could adversely affect the Fund.
Non-Diversification Risk
The Fund is
“non-diversified,”
which means that the Fund may invest a greater percentage of its assets in the securities of a smaller number of issuers than a diversified fund and which increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the U.S.
Equity Securities and Related Market Risk
The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.
Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred securities, convertible securities and warrants. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

ANNUAL REPORT	JUNE 30, 2024	101

Principal Risks of the Fund
(Cont.)

Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, major litigation, investigations or other controversies, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect one or more other issuers or securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.
Debt Securities Risk
Debt securities are generally subject to the risks described below and further herein:
Issuer risk.
 The value of debt securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.
Interest rate risk.
 The market value of debt securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of debt securities will increase as interest rates fall and decrease as interest rates rise, which would be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Fund’s management. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities.
Prepayment risk.
 During periods of declining interest rates, borrowers may prepay principal. This may force the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions.
Credit risk.
 Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.
Reinvestment risk.
 Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate.
Duration and maturity risk.
 The Fund may seek to adjust the duration or maturity of its investments in debt securities based on its assessment of current and projected market conditions. The Fund may incur costs in seeking to adjust the average duration or maturity of its portfolio of debt securities. There can be no assurances that the Fund’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful.

102	PIMCO CLOSED-END FUNDS

(Unaudited)

In addition, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity and value of U.S. Government and other securities and ultimately the Fund.
Risks of Equity Securities of MLPs
General equity securities risk.
 MLP common units and other equity securities issued by MLPs are subject to the risks associated with all equity investments. Equity securities may be particularly sensitive to equity market movements. In addition, equity securities of MLPs and MLP affiliates may decline in price if the issuer fails to make anticipated distributions or dividend payments if, for example, the issuer experiences a decline in its financial condition. Cash available for distribution by MLPs will vary widely from quarter to quarter due to various factors.
Limited partner risk.
 An investment in MLP equity securities involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units generally have more limited control and limited rights to vote on matters affecting the MLP. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders, and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.
Risks of MLP subordinated units.
 MLP subordinated u
nits
typically are convertible to MLP common units at a
one-to-one
ratio. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum distribution prior to the payment of incentive distributions to the general partner or managing member but are not entitled to distributions in arrears. In the event of liquidation, common units have preference over subordinated units, but do not have a preference over debt or preferred units. Therefore, MLP subordinated units generally entail greater risk than MLP common units. MLP subordinated units are usually convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.
Affiliated party risk.
 Certain MLPs depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and the ability of such MLPs to make distributions to unit holders would be adversely affected.
Lack of diversification of MLP customers and suppliers.
 Certain MLPs depend upon a limited number of customers for substantially all their revenue. Similarly, certain MLPs depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers, including through bankruptcy, could materially ad vers
ely affect such MLPs’ operations and cash flow, and their ability to make distributions to unit holders would therefore be materially adversely affected.

ANNUAL REPORT	JUNE 30, 2024	103

Principal Risks of the Fund
(Cont.)

Risks of Debt Securities of MLPS
Debt securities issued by MLPs are subject to the risks associated with all debt investments, including interest rate risk, prepayment risk, credit risk, and, as applicable, high yield securities risk and distressed and defaulted securities risk.
Risks of MLP General Partner and Managing Member Interests
General partner and managing member interests are generally not traded. A holder of general partner or managing member interests can be liable in certain circumstances for amounts greater than the amount of its investment in such interests. In addition, while a general partner or managing member’s IDRs can mean that general partners and managing members have higher distribution prospects than the limited partners or members of the underlying MLPs, these incentive distribution payments would decline at a greater rate than the decline rate in distributions to common or subordinated unit holders if there is a reduction in the MLP’s distribution. A general partner or managing member interest can generally be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically by a supermajority vote of the limited partners or members, which can be difficult to accomplish.
Risks of ETNs
The value of exchange-traded notes (“ETNs”) may be influenced by time to maturity, level of supply and demand for the ETN, volatility, and lack of liquidity in underlying markets, changes in the applicable interest rates and underlying reference asset values, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that may affect the referenced index. There may be restrictions on the Fund’s right to liquidate its investment in an ETN prior to maturity and there may be limited availability of a secondary market. The Fund will have no claim on the underlying reference assets. ETNs are also subject to credit risk and counterparty risk.
Energy Sector Risk
Many MLPs and other companies in which the Fund may invest operate natural gas, natural gas liquids, crude oil, refined products, coal or other facilities within the energy sector. The Fund will be susceptible to adverse economic, environmental or regulatory occurrences affecting that sector. A downturn in the energy sector could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole. MLPs and other companies operating in the energy sector are subject to specific risks, including, but not limited to, the following:
Commodity price risk.
 MLPs and other entities in the energy sector may be heavily affected by fluctuations in the prices of energy commodities. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution, or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of OPEC; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. High commodity prices may drive further energy conservation efforts, and

104	PIMCO CLOSED-END FUNDS

(Unaudited)

a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.
Supply and demand risk.
 MLPs and other entities operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics; policies of OPEC and increased competition from alternative energy sources. A decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; pandemic; political turmoil; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices. In addition, MLPs and other entities operating in the energy sector could be adversely affected by increases in the supply of energy commodities if there is not a corresponding increase in demand. The adverse impact of these events could lead to a reduction in the distributions paid by MLPs and other entities operating in the energy sector.
Depletion risk.
 Energy reserves naturally deplete as they are consumed. MLPs and other companies operating in the energy sector rely on the expansion of reserves through exploration of new sources of supply or the development of existing sources in order to grow or maintain their revenues. The financial performance of MLPs and other companies operating in the energy sector may be adversely affected if they, or the companies to which they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. If an energy company is not able to raise capital on favorable terms, it may not be able to add or maintain its reserves.
Environmental and regulatory risk.
 The energy sector and entities operating in it are subject to significant regulation, including with respect to how facilities are constructed, maintained and operated; environmental and safety controls and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular input or by-product
may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines and/or injunctions. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and adversely affect the financial performance of MLPs and other entities operating in the energy sector.
Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex laws and regulations. These include, for example, the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air

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Principal Risks of the Fund
(Cont.)

emissions; the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water; RCRA and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and CERCLA and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by energy companies or at locations to which they have sent waste for disposal.
Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.
There is an inherent risk that MLPs and other entities operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and other entities operating in the energy sector, and the cost of any remediation that may become necessary. MLPs and other entities operating in the energy sector may not be able to recover these costs from insurance.
Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the U.S. and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product
of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.
Weather risk.
 Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane industry, for example, rely on the winter season to generate almost all their earnings. In an unusually warm winter season, MLPs in the propane industry experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many MLPs’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions. Other companies operating in the energy sector may be subject to similar risks.

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Catastrophic event risk.
 MLPs and other entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing, and distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. As a result of the
COVID-19
pandemic, demand for commodities fell sharply and commodity prices experienced significant disruptions. The economic turmoil was exacerbated by disagreement between Russia and Saudi Arabia on the reduction of oil production, and the resulting glut in supply and price war cratered commodity prices to historic lows. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other entities operating in the energy sector. MLPs and other entities operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.
Acquisition risk.
 MLPs may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to investors will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies, assumption of liabilities, indemnification, customer losses, key employee defections, distraction from other business operations and unanticipated difficulties in operating or integrating new product areas and geographic regions, among others. Other companies operating in the energy sector may be subject to similar risks. Furthermore, even if an MLP or another company operating in the energy sector does consummate an acquisition that it believes will be accretive, the acquisition may instead result in a decrease in free cash flow.
Cyclical industry risk.
 The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An MLP’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an MLP could be subject to additional costs and/or the write-off
of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular MLP. Oil and gas MLPs operate in a highly competitive and cyclical industry with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

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Principal Risks of the Fund
(Cont.)

Industry Specific Risks
MLPs and other entities operating in the energy sector are also subject to risks that are specific to the industry within that sector they serve.
Pipelines.
 Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.
Gathering and processing.
 Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.
Midstream.
 Midstream MLPs collect, gather, transport and store natural resources and their byproducts (primarily crude oil, refined petroleum products and natural gas), generally without taking ownership of the physical commodity. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services. Midstream MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others.
Upstream.
 Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and

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(Unaudited)

cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.
Downstream.
 Downstream companies are businesses engaged in refining, marketing and other
“end-customer”
distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products
as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity. In addition to the other risks described herein, downstream companies may be more susceptible to risks associated with reduced customer demand for the products and services they provide.
Oil.
 In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the U.S. and around the world, which may adversely affect certain companies and the oil industry in general.
Oilfield services.
 The oilfield services business involves a variety of operating risks, including the risk of fire, explosions, blow-outs, pipe failure, abnormally pressured formations and environmental hazards such as oil spills, natural gas leaks, ruptures or discharges of toxic gases. If any of these should occur, such companies could incur legal defense costs and could suffer substantial losses due to injury or loss of life, severe damage to or destruction of property, natural resources and equipment, pollution or other environmental damage, clean-up
responsibilities, regulatory investigation and penalties and suspension of operations. Any horizontal and deep drilling activities involve greater risk of mechanical problems than vertical and shallow drilling operations. Adverse developments affecting the oil and natural gas industry or drilling activity, including sustained low natural gas prices, a decline in oil or natural gas liquids prices, reduced demand for oil and natural gas products and increased regulation of drilling and production, could have a material adverse effect on a company’s business, financial condition and results of operations.

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Principal Risks of the Fund
(Cont.)

Propane.
 Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation and accidents or catastrophic events, among others.
Coal.
 MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.
Power infrastructure.
 Power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend and the outcome of various rate cases undertaken by the company or a regulatory body.
Marine transportation.
 Marine transportation (or “tanker”) companies are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in our portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.
Total Return Swap Risk
Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps may effectively add leverage to the Fund’s portfolio. Total return swaps entail the risk that the counterparty might default on the contract. If the counterparty defaults, the Fund may lose any contractual payments to which the Fund is entitled. Total return swaps can have the potential for unlimited losses. Total return swaps are subject to certain other risks applicable to derivatives transactions generally. Investing in total return swaps on certain securities,

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including MLP securities, may be relatively novel strategy and may be treated in a manner bearing adversely on the Fund’s ability to qualify as a regulated investment company for U.S. federal income tax purposes. If the Fund were to fail to qualify as a regulated investment company, the Fund may be required to change its investment strategies, pay a Fund level tax, back taxes and/or tax penalties and sell securities or other instruments at a time or in a manner unfavorable to the Fund. Any such sales may cause the Fund to sell securities or instruments that otherwise may be favorable for the Fund, bear other adverse consequences (such as incurring short term capital gain on sales or unwinding of positions that were intended to be held for longer periods) and/or incur transaction costs. As such, such a failure to qualify for regulated investment company status could, among other things, negatively affect the Fund’s share price, before and after-tax
performance, distribution rate (including a reduction in dividends) and/or its ability to achieve its investment objectives and could cause losses to the Fund (including, but not limited to, circumstances where the Fund is required to pay a Fund level tax, back taxes and/or tax penalties).
Credit Default Swaps Risk
Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to leverage risk, illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, the Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. The Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.
The market for credit default swaps has become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation or another third party). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

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Principal Risks of the Fund
(Cont.)

Commodities Risk
Commodities are generally subject to greater price volatility than traditional securities, such as stocks and bonds. General market uncertainty and consequent repricing risk have led, and may again lead, to market imbalances of sellers and buyers, which in turn have resulted, or may result, in significant reductions in values of a variety of commodities and natural resources.
The commodities markets may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; travel restrictions; disease and political turmoil; changing market and economic conditions; market liquidity; weather and climate conditions; changing supply and demand relationships and levels of domestic production and imported commodities; the availability of local, intrastate and interstate transportation systems; energy conservation; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted. Prices of various commodities and natural resources may also be affected by factors such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs and other regulatory developments. Many of these factors are very unpredictable. The prices of commodities and natural resources can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities and natural resources.
Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the OPEC; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector.
The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

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There are risks and costs of physical storage and insurance associated with purchasing a commodity that would not be directly associated with a futures or other derivative contract for the same commodity. These risks include substandard quality, infestation, degradation, spoilage and shrinkage, for example, as well as fraud, documentation errors, storage, transportation, and insurance. To the extent the Fund obtains property insurance for its physical commodity holdings, the Fund will bear such expenses, which will detract from the performance of those assets. Such property insurance may also not be adequate to cover any losses incurred and would not insure against changes in market prices.
Short Exposure Risk
The Fund’s short sales and short positions, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.
By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long security positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.
In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for long periods of time. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities, including short positions on such securities acquired through swaps. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to the Fund.
Corporate Debt Securities Risk
The market value of corporate debt securities generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate debt securities normally fluctuates more in response to changes in interest rates. The market value of a corporate debt security also may be affected by factors directly relating to the issuer. There is a risk that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to

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Principal Risks of the Fund
(Cont.)

adverse issuer-specific developments. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.
Interest Rate Risk
Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of a change in interest rates. For example, as nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to effectively hedge against changes in interest rates or may choose not to do so for cost or other reasons.
A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including, but not limited to, central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Risks associated with rising interest rates may be heightened under recent market conditions, including because the U.S. Federal Reserve (the “Federal Reserve”) has raised interest rates from historically low levels and the U.S. and other governments have increased, and are likely to continue increasing, their debt issuances. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments.
Further, fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point.
Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

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During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.
Convexity is an additional measure used to understand a security’s or the Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.
Rising interest rates may result in periods of volatility and a decline in value of the Fund’s fixed income investments. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.
Prepayment Risk
During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding instruments. For premium bonds purchased by the Fund, prepayment risk may be increased.
Credit Risk
The Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or

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Principal Risks of the Fund
(Cont.)

otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are changing, notably when rates are rising. The downgrade of the credit rating of a security or of the issuer of a security held by the Fund may decrease its value. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Rising or high interest rates may deteriorate the credit quality of an issuer or counterparty, particularly if an issuer or counterparty faces challenges rolling or refinancing its obligations.
Mortgage-Related and Other Asset-Backed Instruments Risk
The mortgage-related assets in which the Fund may invest include, but are not limited to, any security, instrument or other asset that is related to U.S. or non-U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include Re-REMICs, mortgage pass-through securities, inverse floaters, CMOs, CLOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.
The Fund may also invest in other types of ABS, including CDOs, CBOs and CLOs and other similarly structured securities.
Mortgage-related and other asset-backed instruments represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. Compared to other fixed income investments with similar maturity and credit, mortgage-related securities may increase in value to a lesser extent when interest rates decline and may decline in value to a similar or greater extent when interest rates rise. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

116	PIMCO CLOSED-END FUNDS

(Unaudited)

In addition, the creditworthiness, servicing practices, and financial viability of the servicers of the underlying mortgage pools present significant risks. For instance, a servicer may be required to make advances in respect of delinquent loans underlying the mortgage-related securities; however, servicers experiencing financial difficulties may not be able to perform these obligations. Additionally, both mortgage-related securities and asset-backed securities are subject to risks associated with fraud or negligence by, or defalcation of, their servicers. These securities are also subject to the risks of the underlying loans. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of security holders in and to the underlying collateral. In addition, the underlying loans may have been extended pursuant to inappropriate underwriting guidelines, to no underwriting guidelines at all, or to fraudulent origination practices. The owner of a mortgage-backed security’s ability to recover against the sponsor, servicer or originator is uncertain and is often limited.
The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.
Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payments on subordinate mortgage-backed or asset-backed instruments will not be fully paid.
There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. For example, tranches may be categorized as senior, mezzanine, and subordinated/equity or “first loss.” The most senior tranche of a mortgage-backed or asset-backed instrument generally has the greatest collateralization and generally pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches generally take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) generally specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. The Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. The Fund expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.

ANNUAL REPORT	JUNE 30, 2024	117

Principal Risks of the Fund
(Cont.)

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties in the past that adversely affected the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. In addition, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
With respect to risk retention tranches (i.e., eligible residual interests initially held by the sponsors of CMBS and other eligible securitizations pursuant to the U.S. Risk Retention Rules), a third-party purchaser, such as the Fund, must hold its retained interest, unhedged, for at least five year following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.
In addition, there is limited guidance on the application of the Final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the Final U.S. Risk Retention Rules (the FDIC, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the Final U.S. Risk Retention Rules will not change.
Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.
Privately Issued Mortgage-Related Securities Risk
There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental
issuers. Privately issued mortgage-re
late
d securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

118	PIMCO CLOSED-END FUNDS

(Unaudited)

Subprime Risk
Loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans (including Alt Lending ABS), have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit risk criteria and/or qualifications when acquiring loans or debt instruments collateralized by loans.
Mortgage-Related Derivative Instruments Risk
The Fund may engage in derivative transactions related to mortgage-backed securities, including purchasing and selling exchange-listed and OTC put and call options, futures and forwards on mortgages and mortgage-backed securities. The Fund may also invest in mortgage-backed securities credit default swaps, which include swaps the reference obligation for which is a mortgage-backed security or related index, such as the CMBX Index (a tradeable index referencing a basket of commercial mortgage-backed securities), the TRX Index (a tradeable index referencing total return swaps based on commercial mortgage-backed securities) or the ABX (a tradeable index referencing a basket of sub-prime
mortgage-backed securities). The Fund may invest in newly developed mortgage related derivatives that may hereafter become available.
Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flows and the market value of these derivative instruments. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative instruments may be leveraged such that their exposure (
i.e.,
price sensitivity) to interest rate and/or prepayment risk is magnified.
Mortgage-related derivative instruments involve risks associated with mortgage-related and other asset-backed instruments, privately-issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps.
High Yield Securities Risk
To the extent that the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV of the Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an

ANNUAL REPORT	JUNE 30, 2024	119

Principal Risks of the Fund
(Cont.)

advantageous time or price. An economic downturn would generally lead to a higher non-payment
rate and, a high yield security may lose significant market value before a default occurs. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.
High yield securities structured as
zero-coupon
bonds or
pay-in-kind
securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require the Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities.
A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.
In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the Fund. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase stressed or distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.
An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of them. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in a Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded.
To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard.

120	PIMCO CLOSED-END FUNDS

(Unaudited)

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider factors including, but not limited to, PIMCO’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.
Distressed and Defaulted Securities Risk
Investments in the securities of financially distressed issuers involve substantial risks, including the risk of default. Distressed securities generally trade significantly below “par” or full value because investments in such securities and debt of distressed issuers or issuers in default are considered speculative and involve substantial risks in addition to the risks of investing in high-yield bonds. Such investments may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be less liquid, speculative or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.
Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. PIMCO’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.
Senior Debt Risk
The Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.
Loans and Other Indebtedness; Loan Acquisitions, Participations and Assignments Risk
Loan interests may take the form of (i) direct interests acquired during a primary distribution or other purchase of a loan, (ii) loans originated by the fund or (iii) assignments of, novations of or participations in all or a portion of a loan acquired in secondary markets. In addition to credit risk

ANNUAL REPORT	JUNE 30, 2024	121

Principal Risks of the Fund
(Cont.)

and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured may offer the Fund more protection than an unsecured loan in the event of non-payment
of scheduled interest or principal if the Fund is able to access and monetize the collateral. However, the collateral underlying a loan, if any, may be unavailable or insufficient to satisfy a borrower’s obligation. If the Fund becomes owner, whole or in part, of any collateral after a loan is foreclosed, the Fund may incur costs associated with owning and/or monetizing its ownership of the collateral.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under such loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher nonpayment rate and, a loan may lose significant market value before a default occurs.
Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral.
Moreover, the purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off
against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off
between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

122	PIMCO CLOSED-END FUNDS

(Unaudited)

The Fund may have difficulty disposing of loans and loan participations. Because there may not be a liquid market for many such investments, the Fund anticipates that such investments could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.
Investments in loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.
Investments in loans may include acquisitions of, or participation in, delayed draw and delayed funding loans and revolving credit facilities. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed draw and delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Further, the Fund may need to hold liquid assets in order to provide funding for these types of commitments, meaning the Fund may not be able to invest in other attractive investments, or the Fund may need to liquidate existing assets in order to provide such funding.
To the extent the Fund invests in loans or originates loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. In connection with certain loan transactions, transaction costs that are borne by the Fund may include the expenses of third parties that are retained to assist with reviewing and conducting diligence, negotiating, structuring and servicing a loan transaction, and/or providing other services in connection therewith. Furthermore, the Fund may incur such costs in connection with loan transactions that are pursued by the Fund but not ultimately consummated
(so-called
“broken deal costs”).
Restrictions on transfers in loan agreements, a lack of publicly available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the loans and/or may result in the Fund not receiving the proceeds from a sale of a loan for an extended period after such sale,

ANNUAL REPORT	JUNE 30, 2024	123

Principal Risks of the Fund
(Cont.)

each of which could result in losses to the Fund. Some loans may have extended trade settlement periods, including settlement periods of greater than seven days, which may result in cash not being immediately available to the Fund. If an issuer of a loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in loans, an investment in the Fund should be considered speculative.
The Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinate and unsecured loans share the same risks as other below investment grade securities.
There may be less readily available information about most loans and the underlying borrowers than is the case for many other types of securities. Loans may be issued by borrowers that are not subject to SEC reporting requirements and therefore may not be required to file reports with the SEC or may file reports that are not required to comply with SEC form requirements. In addition, such borrowers may be subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers.
Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution, through direct originations or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.
“Covenant-Lite” Obligations Risk
Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

124	PIMCO CLOSED-END FUNDS

(Unaudited)

Reinvestment Risk
Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the Common Shares.
Call Risk
Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Municipal Bond Risk
Investing in municipal bonds involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of PIMCO. The secondary market for municipal bonds also tends to be less well developed or liquid which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices.
The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal bonds in the same manner. The Fund will be particularly subject to these risks to the extent that it focuses its investments in municipal bonds in a particular state or geographic region.
The Fund may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal

ANNUAL REPORT	JUNE 30, 2024	125

Principal Risks of the Fund
(Cont.)

securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt
rates. There is a risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt
status. The Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Fund’s control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. The Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.
The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.
The Fund may invest in taxable municipal bonds, such as Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt
bonds. The Fund’s investments in Build America Bonds or similar taxable municipal bonds will result in taxable income and the Fund may elect to pass through to Common Shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Taxable municipal bonds involve similar risks as tax-exempt
municipal bonds, including credit and market risk.
The treatment of municipalities in bankruptcy is more uncertain, and potentially more adverse to debt holders, than for corporate issues.
In addition to general municipal market risks, different municipal sectors may face different risks. For instance, general obligation bonds are secured by the full faith, credit, and taxing power of the municipality issuing the obligation. As such, timely payment depends on the municipality’s ability to raise tax revenue and maintain a fiscally sound budget. The timely payments may also be influenced by any unfunded pension liabilities or other post-employee benefit plan (OPEB) liabilities.
Revenue bonds are secured by special tax revenues or other revenue sources. If the specified revenues do not materialize, then the bonds may not be repaid.
Private activity bonds are yet another type of municipal security. Municipalities use private activity bonds to finance the development of industrial facilities for use by private enterprise. Principal and interest

126	PIMCO CLOSED-END FUNDS

(Unaudited)

payments are to be made by the private enterprise benefitting from the development, which means that the holder of the bond is exposed to the risk that the private issuer may default on the bond.
Moral obligation bonds are usually issued by special purpose public entities. If the public entity defaults, repayment becomes a “moral obligation” instead of a legal one. The lack of a legally enforceable right to payment in the event of default poses a special risk for a holder of the bond because it has little or no ability to seek recourse in the event of default.
In addition, a significant restructuring of federal income tax rates, such as the changes to federal income tax rates that occurred in 2017, or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt
income to investors relative to taxable income. Lower income tax rates potentially reduce the advantage of owning municipal securities. Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market.
Municipal notes are similar to general municipal debt obligations, but they generally possess shorter terms. Municipal notes can be used to provide interim financing and may not be repaid if anticipated revenues are not realized.
Inflation-Indexed Security Risk
Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the Consumer Price Index (“CPI”)), which is calculated and published by a third-party, will accurately measure the real rate of inflation in the prices of goods and services. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in the calendar year. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment, which is federally tax exempt (and may be state tax exempt). For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.
Zero-Coupon Bond,
Step-Ups
and
Payment-In-Kind
Securities Risk
The market prices of
zero-coupon,
step-ups
and
payment-in-kind
securities are generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with

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Principal Risks of the Fund
(Cont.)

similar maturities and credit quality. Because
zero-coupon
securities bear no interest, their prices are especially volatile. And because zero-coupon
bondholders do not receive interest payments, the prices of
zero-coupon
securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. The market for zero-coupon
and
payment-in-kind
securities may suffer decreased liquidity. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind
interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities. Zero coupon bonds, step-ups
and
payment-in-kind
securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.
Preferred Securities Risk
In addition to equity securities risk, credit risk and possibly high yield risk, investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to regulated investment companies and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”) and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Privacy and Data Security Risk
The Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public
personal information about a consumer to
non-
affiliated third parties and require financial

128	PIMCO CLOSED-END FUNDS

(Unaudited)

institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-
affiliated third parties. Many states and a number of
non-U.S.
jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.
The Fund generally does not intend to obtain or hold borrowers’
non-public
personal information, and the Fund has implemented procedures reasonably designed to prevent the disclosure of borrowers’
non-public
personal information to the Fund. However, service providers to the Fund or its direct or indirect fully-owned subsidiaries, including their custodians and the platforms acting as loan servicers for the Fund or its direct or indirect fully-owned subsidiaries, may obtain, hold or process such information. The Fund cannot guarantee the security of non-public
personal information in the possession of such a service provider and cannot guarantee that service providers have been and will continue to comply with the GLBA, other data security and privacy laws and any other related regulatory requirements. Violations of the GLBA and other laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. The Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.
Other Investment Companies Risk
When investing in an investment company, the Fund will generally bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s investment management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. Due to its own financial interest or other business considerations, the Investment Manager may choose to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Investment Manager or its related parties in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Applicable law may limit the Fund’s ability to invest in other investment companies.
Foreign
(Non-U.S.)
Investment Risk
Foreign
(non-U.S.)
securities may experience more rapid and extreme changes in value than securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign
(non-U.S.)
securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and

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Principal Risks of the Fund
(Cont.)

financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Foreign
(non-U.S.)
market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. Investments in foreign
(non-U.S.)
markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign
(non-U.S.)
investing in their capital markets or in certain sectors or industries. In addition, a foreign
(non-U.S.)
government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign
(non-U.S.)
investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. A reduction in trading in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners may have an adverse impact on the Fund’s investments.
Also, nationalization, expropriation or confiscatory taxation, unstable governments, decreased market liquidity, currency blockage, market disruptions, political changes, security suspensions or diplomatic developments or the imposition of sanctions or other similar measures could adversely affect the Fund’s investments in a foreign
(non-U.S.)
country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign
(non-U.S.)
securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact the Fund’s liquidity and performance. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign
(non-U.S.)
currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign
(non-U.S.)
investments. Foreign
(non-U.S.)
securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities of U.S. issuers.

130	PIMCO CLOSED-END FUNDS

(Unaudited)

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions, export and import controls, and other similar measures may be imposed by the United States and/or other countries. Other similar measures may include, but are not limited to, banning or expanding bans on Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia (e.g. Belarus). Such sanctions and other similar measures — which may impact companies in many sectors, including energy, financial services, technology, accounting, quantum computing, shipping, aviation, metals and mining, defense, architecture, engineering, construction, manufacturing and transportation, among others — and Russia’s countermeasures may negatively impact the Fund’s performance and/or ability to achieve its investment objectives. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by the Fund unmarketable for an indefinite period of time and/or cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund no longer seeks to hold. In addition, such sanctions or other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian and other issuers of securities in which the Fund is invested. Such resulting actual or threatened responses may include, but are not limited to, purchasing and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, export and import controls, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Any actions by Russia made in response to such sanctions or retaliatory measures could further impair the value and liquidity of Fund investments. Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers.
The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in

ANNUAL REPORT	JUNE 30, 2024	131

Principal Risks of the Fund
(Cont.)

Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. In addition, sanctions by the European Union against the NSD, as well as the potential for sanctions by other governments, could make it more difficult to conduct or confirm transactions involving Russian securities. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that the Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. In addition, sanctions or Russian countermeasures may prohibit or limit the Fund’s ability to participate in corporate actions, and therefore require the Fund to forego voting on or receiving funds that would otherwise be beneficial to the Fund. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, minerals and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals, minerals or timber industries.
Emerging Markets Risk
Foreign (non U.S.) investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in or doing business in emerging markets entails all of the risks of investing in foreign securities noted above, but to a heightened degree.
Investments in emerging market countries pose a greater degree of systemic risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). The inter-relatedness of economic and financial institutions within and among emerging market economies has deepened over the years, with the effect that institutional failures and/or economic difficulties that are of initially limited scope may spread throughout a country, a region or all or most emerging market countries. This may undermine any attempt by the Fund to reduce risk through geographic diversification of its portfolio.
There is a heightened possibility of imposition of withholding taxes on interest or dividend income generated from emerging market securities. Governments of emerging market countries may engage

132	PIMCO CLOSED-END FUNDS

(Unaudited)

in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. In the past, emerging market countries have nationalized assets, companies and even entire sectors, including the assets of foreign investors, with inadequate or no compensation to the prior owners. There can be no assurance that the Fund will not suffer a loss of any or all of its investments, or interest or dividends thereon, due to adverse fiscal or other policy changes in emerging market countries.
There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Certain emerging market countries have sought to maintain foreign exchange reserves and/or address the economic volatility and dislocations caused by the large international capital flows by controlling or restricting the conversion of the local currency into other currencies. This risk tends to become more acute when economic conditions otherwise worsen. There can be no assurance that if the Fund earns income or capital gains in an emerging market currency or PIMCO otherwise seeks to withdraw the Fund’s investments from a given emerging market country, capital controls imposed by such country will not prevent, or cause significant expense, or delay in, doing so.
Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain emerging market countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. In addition, it may be impossible to seek legal redress against an issuer that is a sovereign state.
Emerging market countries typically have less established legal, accounting, recordkeeping and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The Fund may also be subject to emerging markets risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities.
Other heightened risks associated with emerging markets investments include without limitation (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including sanctions and restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing
standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential d iffic
ulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns.

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Principal Risks of the Fund
(Cont.)

The Fund may invest to a substantial extent in emerging market securities that are denominated in local currencies, subjecting the Fund to a greater degree of foreign currency risk. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.
Currency Risk
If the Fund invests directly in foreign
(non-U.S.)
currencies or in securities that trade in, and receive revenues in, foreign
(non-U.S.)
currencies, or in derivatives or other instruments that provide exposure to foreign
(non-U.S.)
currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.
Investments denominated in foreign
(non-U.S.)
currencies or that trade in and receive revenues in, foreign
(non-U.S.)
currencies, derivatives or other instruments that provide exposure to foreign
(non-U.S.)
currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Currency rates in foreign
(non-U.S.)
countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign
(non-U.S.)
governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. There is no assurance that a hedging strategy, if used, will be successful.
Moreover, currency hedging techniques may be unavailable with respect to emerging market currencies. As a result, the Fund’s investments in foreign currency-denominated, and especially emerging market-currency denominated, securities may reduce the returns of the Fund.
The local emerging market currencies in which the Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries. Some of the local currencies in which the Fund may invest are neither freely convertible into one of the major currencies nor internationally traded. The local currencies may be convertible into other currencies only inside the relevant emerging market where the limited availability of such other currencies may tend to inflate their values relative to the local currency in question. Such internal exchange markets can therefore be said to be neither liquid nor competitive.

134	PIMCO CLOSED-END FUNDS

(Unaudited)

In addition, many of the currencies of emerging market countries in which the Fund may invest have experienced steady devaluation relative to freely convertible currencies.
There can be no assurance that if the Fund earns income or capital gains in a
non-U.S.
country or PIMCO otherwise seeks to withdraw the Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.
U.S. Government Securities Risk
Certain U.S. government securities such as U.S. Treasury bills, notes and bonds and mortgage-related securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation. U.S. government securities are subject to market risk, interest rate risk and credit risk. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Yields available from U.S. government debt securities are generally lower than the yields available from such other securities. The values of U.S. government securities change as interest rates fluctuate.
Periodically, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury and other securities, and/or increase the costs of various kinds of debt. If a government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.
Foreign
(Non-U.S.)
Government Securities Risk
Investments in Foreign Government Securities involve a high degree of risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due. A governmental entity’s willingness or ability to timely repay principal and interest may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Foreign governmental entities also may be dependent on expected disbursements from other governments, multilateral agencies and others abroad to reduce principal and interest

ANNUAL REPORT	JUNE 30, 2024	135

Principal Risks of the Fund
(Cont.)

arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the foreign governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, foreign governmental entities may default on their debt. Holders of Foreign Government Securities may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. These risks are particularly severe with respect to investments in Foreign Government Securities of emerging market countries. Among other risks, if the Fund’s investments in Foreign Government Securities issued by an emerging market country need to be liquidated quickly, the Fund could sustain significant transaction costs. Also, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the Fund’s holdings in emerging market Foreign Government Securities and the currencies in which they are denominated and/or pay revenues.
Convertible Securities Risk
Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its other debt obligations. Convertible securities are often rated below investment grade or not rated.
Synthetic Convertible Securities Risk
Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of

136	PIMCO CLOSED-END FUNDS

(Unaudited)

the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Contingent Convertible Securities Risk
Contingent convertible securities (“CoCos”) have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down (including potentially to zero) upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by the Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses and the risk of total loss. An investment by the Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up
of an issuer prior to a trigger event, the Fund’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations and CoCos may also be treated as junior to an issuer’s other obligations and securities. In addition, if CoCos held by the Fund are converted into the issuer’s underlying equity securities following a trigger event, the Fund’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.
Valuation Risk
Certain securities in which the Fund invests may be less liquid and more difficult to value than other types of securities. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule
2a-5
under the 1940 Act. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
Leverage Risk
The Fund’s use of leverage, if any, creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to leverage, if any, will be invested in accordance with the Fund’s investment objectives and policies. Interest expense payable by the Fund with respect to derivatives and other forms of leverage, and dividends payable with respect to preferred shares outstanding, if any, will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. There can be no assurance these circumstances will occur. If, however, shorter-term

ANNUAL REPORT	JUNE 30, 2024	137

Principal Risks of the Fund
(Cont.)

interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates several major types of risks for Common Shareholders, including:

∎	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

∎
the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

∎
the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll/buy back transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls/buybacks may depend upon the Investment Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls/buybacks can be successfully employed. In connection with reverse repurchase agreements and dollar rolls/buybacks, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.
The Fund may engage in total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

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(Unaudited)

Any total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have seniority over the Fund’s Common Shares.
In addition to preferred shares, the Fund may engage in other transactions that may give rise to a form of leverage including, among others loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, reverse repurchases, or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. The Fund may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies. See “Use of Leverage.”
The Fund is required to satisfy certain regulatory and rating agency asset coverage requirements in connection with its use of preferred shares. Accordingly, any decline in the net asset value of the Fund’s investments could result in the risk that the Fund will fail to meet its asset coverage requirements for any such preferred shares or the risk of the Preferred Shares being downgraded by a rating agency. In an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on any preferred shares outstanding. In order to address these types of events, the Fund might need to liquidate investments in order to fund a redemption of some or all of preferred shares. Liquidations at times of adverse economic conditions may result in a loss to the Fund. At other times, these liquidations may result in gain at the Fund level and thus in additional taxable distributions to Common Shareholders. See “Tax Matters” for more information. Any preferred shares of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, reverse repurchases, or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have, seniority over the Fund’s Common Shares.
When the Fund issues preferred shares, the Fund pays (and the Common Shareholders bear) all costs and expenses relating to the issuance and ongoing maintenance of preferred shares. In addition, holders of any preferred shares issued by the Fund would have complete priority over Common Shareholders in the distribution of the Fund’s assets. Furthermore, preferred shareholders, voting separately as a single class, have the right to elect two members of the Board at all times and to elect a majority of the trustees in the event two full years’ dividends on the preferred shares are unpaid, and also have separate class voting rights on certain matters. Accordingly, preferred shareholders may have interests that differ from those of Common Shareholders, and may at times have disproportionate influence over the Fund’s affairs.
Because the fees received by the Investment Manager may increase depending on the types of leverage utilized by the Fund
1
, the Investment Manager has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand.
1
The types of leverage on which fees are received by the Investment Manager with respect to the Fund are discussed in Borrowings and Other Financing Transactions in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2024	139

Principal Risks of the Fund
(Cont.)

Derivatives Risk
The Fund may, but is not required to, utilize a variety of derivative instruments (both long and short positions) for investment or risk management purposes. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. For example, the Fund may use derivative instruments for purposes of increasing liquidity, providing efficient portfolio management, broadening investment opportunities (including taking short or negative positions), implementing a tax or cash management strategy, gaining exposure to a particular security or segment of the market, modifying the effective duration of the Fund’s portfolio investments and/or enhancing total return. Investments in derivatives may take the form of buying and/or writing (selling) derivatives, and/or the Fund may otherwise become an obligor under a derivatives transaction. These transactions may produce current income or short-term capital gain in the form of premiums or other returns for the Fund (which may support, constitute and/or increase the distributions paid by, or the yield of, the Fund) but create the risk of losses that can significantly exceed such current income or other returns. For example, the premium received for writing a put option may be dwarfed by the losses the Fund may incur if the put option is exercised, and derivative transactions where the Fund is an obligor can produce an up-front
benefit, but the potential for leveraged losses. The distributions, or distribution rate, paid by the Fund should not be viewed as the total returns or overall performance of the Fund. These strategies may also produce adverse tax consequences (for example, the Fund’s income and gain-generating strategies may generate current income and gains taxable as ordinary income) and limit the Fund’s opportunity to profit or otherwise benefit from certain gains. The Fund may enter into opposing derivative transactions, or otherwise take opposing positions. Such transactions can generate distributable gains (which, as noted elsewhere, may be taxed as ordinary income) and create the risk of losses and NAV declines.
The Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support distributions, even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or
non-U.S.
securities markets or the Fund’s portfolio of investments, or arising from its use of derivatives. Consequently, Fund shareholders may receive distributions subject to tax at ordinary income rates at a time when their investment in the Fund has declined in value, which may be economically similar to a taxable return of capital.
The use of derivative or other similar instruments (referred to collectively as “derivatives”) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives and other similar instruments (referred to collectively as “derivatives”), which may increase market exposure, are subject to a number of risks, including leverage risk, liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, counterparty (including credit) risk, operational risk (such as documentation issues, settlement issues and systems failures), legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract), counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements, risks arising from margin requirements and risks arising from mispricing or valuation complexity. They also involve the risk that changes in the value of a derivative instrument may not

140	PIMCO CLOSED-END FUNDS

(Unaudited)

correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested, and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The 1940 Act and related rules no longer require asset segregation for derivatives transactions, however asset segregation and posting of collateral may still be utilized for risk management or other purposes. The Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out a position and changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.
Non-centrally-cleared
over-the
counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared
OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.
Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or credit-worthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty.
Therefore, it may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. Derivatives used for hedging or risk management may not operate as intended and may expose the Fund to additional risks. In such case, the Fund may lose money.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, the Fund will be subject to increased liquidity and investment risk.

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Principal Risks of the Fund
(Cont.)

The Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, Common Shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund, at a time when their investment in the Fund has declined in value, which tax may be at ordinary income rates. The tax treatment of certain derivatives in which the Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.
When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. Derivatives used for hedging or risk management may not operate as intended or may expose the Fund to additional risks. In addition, derivatives used for hedging may partially protect the Fund from the risks they were intended to hedge yet not fully mitigate the impact of such risks. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance and cause the Fund to lose value.
Counterparty Risk
The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up,
bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or

142	PIMCO CLOSED-END FUNDS

(Unaudited)

may obtain no recovery in such circumstances. While the Fund may seek to manage its counterparty risk by transacting with a number of counterparties, concerns about the solvency of, or a default by, one large market participant could lead to significant impairment of liquidity and other adverse consequences for other counterparties.
To the extent that the Fund obtains a significant percentage of its exposure to MLPs and other Energy Companies through total return swaps it may, as a result of its exposure to counterparty risk, be more susceptible to risks associated with the financial services sector such as changes in regulations, interest rates, profitability, credit deterioration or losses, financial shocks and interconnectedness.
Structured Investments Risk
Holders of structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.
Confidential Information Access Risk
In managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public
information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide PIMCO with financial information and related documentation regarding the issuer that is not publicly available. Pursuant to applicable policies and procedures, PIMCO may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. In such circumstances, the Fund (and other PIMCO clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PIMCO’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PIMCO may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

ANNUAL REPORT	JUNE 30, 2024	143

Principal Risks of the Fund
(Cont.)

Private Placements and Restricted Securities Risk
A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable
non-U.S.
law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.
Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter
markets. Until the Fund can sell such securities into the public markets, its holdings may be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Inflation has increased and it cannot be predicted when, if, or the degree to which it may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.
Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Illiquid investments may become harder to value, especially in changing markets. The Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities.
Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core

144	PIMCO CLOSED-END FUNDS

(Unaudited)

indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. In such cases, the Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign
(non-U.S.)
securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.
Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations.
The current direction of governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, such as through higher rates, tighter financial regulations and proposals related to open-end
fund liquidity that may prevent mutual funds and exchange-traded funds from participating in certain markets.
Smaller Company Risk
The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized
market capitalizations may have risks similar to those of smaller companies.

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Principal Risks of the Fund
(Cont.)

Market Risk
The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries or companies represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.
In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war or military conflict, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government defaults, government shutdowns, political changes, diplomatic developments or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shut-downs may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. To the extent that the Fund has focused its investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

146	PIMCO CLOSED-END FUNDS

(Unaudited)

Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. As discussed more under “Interest Rate Risk,” the Federal Reserve has raised interest rates from historically low levels and signaled an intention to continue to do so. Any additional interest rate increases in the future could cause the value of the Fund, that invests in fixed income securities to decrease.
Although interest rates have significantly increased since 2022 through the date of this report, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets: tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs and other expenses have increased; and rents have declined for many properties.
Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.
Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis and will, in some cases, rely partially or entirely upon or be informed by one or more quantitative models in making investment decisions for the Fund, or may determine that certain factors are more significant than others. There can be no guarantee that these decisions will produce the desired results or that the due diligence conducted by PIMCO, or such other investment adviser or sub-adviser,
as applicable, and individual portfolio managers will expose all material risks associated with an investment. Additionally, PIMCO, or such other investment adviser or sub-adviser,
as applicable, and individual portfolio managers may not be able to identify suitable investment opportunities and may face competition from other investment managers when identifying and consummating certain investments. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired, including in circumstances where other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund, are seeking to invest in the same or similar securities or instruments. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is

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Principal Risks of the Fund
(Cont.)

subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. The Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objectives.
In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to ce
rtain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.
Tax Risk
The Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a regulated investment company and can limit the Fund’s ability to continue qualifying as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a regulated investment company, which could, among other things, negatively affect the Fund’s share price, before- and after-tax
performance, distribution rate (including a reduction in dividends) and/or its ability to achieve its investment objectives and could cause losses to the Fund (including, but not limited to, circumstances where the Fund is required to pay a Fund level tax, back taxes and/or tax penalties), as described more fully in the paragraph below.
The Fund has elected to be treated as a regulated investment company (“RIC”) under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to shareholders. In order to qualify and be eligible for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for such year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

148	PIMCO CLOSED-END FUNDS

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The Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a RIC, and it can limit the Fund’s ability to continue qualifying as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a RIC.
Income and gains from certain of the Fund’s activities may not constitute qualifying income to a RIC for purposes of the 90% gross income test. If the Fund were to treat income or gain from a particular investment or activity as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.
If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to further tax on such distributions to the extent of the Fund’s current or accumulated earnings and profits.
To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from federal income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.
The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal in-come
taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt
status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt
or
tax-deferred
accounts or for investors who are not sensitive to the federal income tax consequences of their investments.
To the extent the Fund invests in total return swaps linked to the securities of MLPs, the treatment of the Fund’s investments in them under one or more of the tests the Fund must meet to qualify as a regulated investment company is unclear. It is possible that the IRS or a court could regard the Fund’s investments in such total return swaps as preventing the Fund from qualifying as a regulated investment company. Based on consultation with legal counsel, the Fund believes that, as implemented, its investment strategy should be consistent with the Fund’s qualification and eligibility for treatment as a regulated investment company. If the IRS were to challenge successfully the Fund’s position, the Fund could be required to pay a Fund-level tax, back taxes and/or tax penalties in order to maintain its qualification as a regulated investment company or could fail to qualify as a

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Principal Risks of the Fund
(Cont.)

regulated investment company (in which case the Fund would be subject to tax on its taxable income at corporate rates and could be subject to back taxes and/or tax penalties). In such event, the Fund may be required to change its investment strategies, pay a Fund level tax, back taxes and/or tax penalties and sell securities or other instruments at a time or in a manner unfavorable to the Fund. Any such sales may cause the Fund to sell securities or instruments that otherwise may be favorable for the Fund, bear other adverse consequences (such as incurring short term capital gain on sales or unwinding of positions that were intended to be held for longer periods) and/or incur transaction costs. As such, such a failure to qualify for regulated investment company status could, among other things, negatively affect the Fund’s share price, before- and after-tax
performance, distribution rate (including a reduction in dividends) and/or its ability to achieve its investment objectives and could cause losses to the Fund (including, but not limited to, circumstances where the Fund is required to pay a Fund level tax, back taxes and/or tax penalties).
Regulatory Changes Risk
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.
Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.
While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future. Actions by governmental entities may also impact certain instruments in which the Fund invests and reduce market liquidity and resiliency.
Regulatory Risk — LIBOR
Certain instruments in which the Fund may invest have relied or continue to rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On March 5, 2021, the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week
and
two-month
U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, U.S. regulated entities have generally ceased entering into new LIBOR contracts with limited exceptions. Publication of all Japanese yen and the one-
and
six-month
sterling LIBOR settings have ceased, and while

150	PIMCO CLOSED-END FUNDS

(Unaudited)

publication of the three-month Sterling LIBOR setting will continue through at least the end of March 2024 on the basis of a changed methodology (known as “synthetic LIBOR”), this rate has been designated by the FCA as unrepresentative of the underlying market that it seeks to measure and is solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments.
So-called
“tough legacy” contracts have LIBOR interest rate provisions with no fallback provisions contemplating a permanent discontinuation of LIBOR, inadequate fallback provisions or fallback provisions which may not effectively result in a transition away from LIBOR prior to LIBOR’s planned replacement date. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate (“SOFR”) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month,
three-month and
six-month
U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Fund’s investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Moreover, certain aspects of the transition from LIBOR have relied or will continue to rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; PIMCO cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the LIBOR transition could impact the Fund. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Regulatory Risk — Commodity Pool Operator
The Commodities Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act, as amended, and the rules thereunder (“commodity interests”), or if the

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Principal Risks of the Fund
(Cont.)

Fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered with the CFTC as a Commodity Pool Operator (“CPO”). However, with respect to the Fund, the Investment Manager has claimed an exclusion from registration as a CPO pursuant to CFTC Rule 4.5. For the Investment Manager to remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for the Fund, and/or adversely affect the Fund’s total return. To the extent the Investment Manager becomes ineligible for this exclusion from CFTC regulation, the Fund may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation.
Potential Conflicts of Interest Risk — Allocation of Investment Opportunities
The Investment Manager and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Investment Manager or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Investment Manager or its affiliates, including proprietary accounts, achieve profits on their trading.
Repurchase Agreements Risk
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund would seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for the Fund.
Securities Lending Risk
For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.

152	PIMCO CLOSED-END FUNDS

(Unaudited)

Portfolio Turnover Risk
The Investment Manager manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely impact the Fund’s after-tax
returns.
Operational Risk
An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.
Market Disruptions Risk
The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, military conflicts, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or the Investment Manager’s operations and the value of an investment in the Fund, its distributions and its returns. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. Furthermore, events involving limited liquidity, defaults, non-performance
or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems.
Cyber Security Risk
As the use of technology, including cloud-based technology, has become more prevalent in the course of business, the Fund is potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among

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Principal Risks of the Fund
(Cont.)

other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), and may come from multiple sources, including outside attacks such as denial-of-service
attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid, or insider actions (e.g., intentionally or unintentionally harmful acts of PIMCO personnel). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, sub-advisers,
administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches or extortion of company data. PIMCO’s use of cloud-based service providers could heighten or change these risks. In addition, work-from-home arrangements by the Fund, the Investment Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Investment Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.
Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. For example, cyber security failures or breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third-party service providers to the Fund. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.
Distribution Rate Risk
Although the Fund may seek to maintain level distributions, the Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market

154	PIMCO CLOSED-END FUNDS

(Unaudited)

returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.
For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. For example, the Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by the Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.
Autonomous/Electric Vehicle Risk
Autonomous and/or electric vehicles are relatively new, could fail to be successful with consumers in a meaningful way and could suffer technical problems, supply or demand shortfalls, or be supplanted by other technologies. Vehicles, applications, hardware, software or services could become obsolete before they are fully embraced or deployed, or may use technologies, systems and software that are unproven, defective, malfunctioning, and are subject to cybersecurity threats; any of these factors could cause them to become obsolete more rapidly than traditional technologies and software. Autonomous and/or electric vehicles may rely on fuel sources that are more sensitive to commodities market activity than traditional vehicle fuels and could be adversely affected by underlying commodity market activity. Some autonomous and/or electric vehicle projects may rely on government subsidies that could be reduced or eliminated. These risks could adversely affect the value of companies in which the Fund invests.
Special Purpose Acquisition Companies (“SPACs”) Risk
The Fund may invest in securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in US government securities, money market securities or holds cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established
period of time, the invested funds are returned to the entity’s shareholders unless shareholders approve alternative options. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter
market, may be considered illiquid and/or be subject to restrictions on resale.

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Principal Risks of the Fund
(Cont.)

Loan Origination Risk
The Fund may seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign
(non-U.S.)
and emerging market entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. The Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments being over-concentrated in certain borrowers. The Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and Common Shareholders.
Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund engages in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.
Foreign Loan Origination Risk
The Fund may originate loans to foreign entities and individuals, including foreign
(non-U.S.)
entities and individuals. Such loans may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. The Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.
The Fund’s exposure to loans to foreign entities and individuals may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. In addition, fluctuations in foreign currency exchange rates and exchange controls may adversely affect the

156	PIMCO CLOSED-END FUNDS

(Unaudited)

market value of the Fund’s exposure to loans to foreign entities and individuals. The Fund is unlikely to be able to pass through to its shareholders foreign income tax credits in respect of any foreign income taxes it pays.
Risk of Investing in China
Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries. Escalation of
China-U.S.
tensions and retaliatory countermeasures that national and state governments have taken and may take (including U.S. sanctions and anti-sanction laws in China), as well as other economic, social or political unrest in the future, could have a material adverse effect on or could limit the activities of PIMCO, a fund or the companies in which a fund has invested.
Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration. China has a complex territorial dispute regarding the sovereignty of Taiwan; Taiwan-based companies and individuals are significant investors in China. Potential military conflict between China and Taiwan may adversely affect securities of Chinese and Taiwan issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.
The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.
The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect market price and liquidity of these stocks, and may have an unpredictable impact on the investment activities of the Fund. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of the Fund.
In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the United States. Accordingly, issuers of

ANNUAL REPORT	JUNE 30, 2024	157

Principal Risks of the Fund
(Cont.)

securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that the Fund may not be recognized as the owner of securities that are held on behalf of the Fund by a sub-custodian.
The Renminbi (“RMB”) is currently not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity of the Fund as capital may become trapped in the PRC. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs and delays to the Fund.
Chinese economic growth is not guaranteed. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers.
The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by the PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on the Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents.
In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards.
Certain U.S. states have proposed, enacted or are in the process of adopting new legislation that restricts the ability of a wide range of governmental bodies and persons or entities from or domiciled in foreign countries of concern, as defined in the applicable U.S. state’s laws (e.g., the PRC) (any such direct or indirect investor, a “Covered Investor”) to directly or indirectly own or acquire interests in “real property” (e.g., land, buildings, fixtures, and all other improvements to land) located in the relevant states, subject to certain limited exceptions (such laws as in effect from time to time, the “State Real Estate Laws”). Certain investments made by a fund may constitute investments in “real property” for purposes of these laws (such investments, “Restricted Investments”). The State Real Estate Laws may impose different thresholds on the ownership of Restricted Investments by Covered

158	PIMCO CLOSED-END FUNDS

(Unaudited)

Investors. The Fund intends to comply with the State Real Estate Laws to the extent applicable to their shareholder base, and may, to comply with such laws, request and report confidential information about a shareholder if required by the State Real Estate Laws and, if applicable, any underlying beneficial ownership, to applicable authorities if PIMCO determines that it is in the best interests of the Fund in light of the relevant laws or regulations or upon the request of regulators.
From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments and could result in increased premiums or discounts to the Fund’s NAV.
In recent years, various governmental bodies have considered and, in some cases, imposed sanctions, trade and investment restrictions and/or notification requirements targeting the PRC (inclusive of Hong Kong and Macau), and it is possible that additional restrictions may be imposed in the future. Given the complex and evolving relationship between the PRC and certain other countries, it is difficult to predict the impact of such restrictions on market conditions. Further, complying with such restrictions may prevent a fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments, require notification of such investments to government authorities, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact a fund’s ability to achieve its investment objective, prevent a fund from receiving payments otherwise due it, require a fund to obtain information about underlying investors, increase diligence and other similar costs to the fund, render valuation of China-related investments challenging, or require a fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions.
CSDR Related Risk
The European Union has adopted a settlement discipline regime under Regulation (EU) No 909/2014 and the Settlement Discipline RTS as they may be modified from time to time (“CSDR”), which will have phased compliance dates. It aims to reduce the number of settlement fails that occur in EEA central securities depositories (“CSDs”) and address settlement fails where they occur. The key elements of the regime are: (i) mandatory buy-ins—if
a settlement fail continues for a specified period of time after the intended settlement date, a buy-in
process must be initiated to effect the settlement; (ii) cash penalties—EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants; and (iii) allocations and confirmations—EEA investment firms are required to take measures to prevent settlement fails, including putting in place arrangements with their professional clients to communicate securities allocations and transaction confirmations. These requirements apply to transactions in transferable securities (e.g., shares and bonds), money market instruments, units in funds and emission allowances that are to be settled via an EEA CSD and, in the case of cash penalties and buy-in
requirements only, are admitted to trading or traded on an EEA trading venue or cleared by an EEA central counterparty. If the Fund enters into in-scope
transactions, the CSDR settlement discipline regime may result in increased operational and compliance costs being borne directly or indirectly by the Fund. CSDR may also affect liquidity and increase trading costs associated with relevant

ANNUAL REPORT	JUNE 30, 2024	159

Principal Risks of the Fund
(Cont.)

securities. If
in-scope
transactions are subject to additional expenses and penalties as a consequence of the CSDR settlement discipline regime, such expenses and penalties may be charged to the relevant Fund.
Regulation S Securities Risk
Regulation S securities are offered through
off-shore
(non-U.S.)
offerings without registration with the SEC pursuant to Regulation S of the Securities Act. Because Regulation S securities are subject to legal or contractual restrictions on resale, Regulation S securities may be considered illiquid. Furthermore, because Regulation S securities are generally less liquid than registered securities, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than off-shore
transactions or in those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
Insurance-Linked and Other Instruments Risk
The Fund may invest in insurance-linked instruments and similar investments (which may include, for example, event-linked bonds, such as catastrophe and resilience bonds, and securities relating to life insurance policies, annuity contracts and premium finance loans). The Fund could lose a portion or all of the principal it has invested in these types of investments, and the right to additional interest and/or dividend payments with respect to the investments, upon the occurrence of one or more trigger events, as defined within the terms of an investment. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. The Fund may also invest in insurance-linked instruments that are subject to “indemnity triggers,” which are tied to losses of the issuer. Insurance-linked instruments subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked investments are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked instruments and similar investments carry significant risk. In addition to the specified trigger events, these types of investments may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Certain insurance-linked instruments and similar investments may have limited liquidity, or may be illiquid. The Fund has limited transparency into the individual contracts underlying certain insurance-linked instruments and similar investments, which may make the risk assessment of them more difficult. These types of investments may be difficult to value.
The aforementioned instruments may include longevity and mortality investments, including indirect investment in pools of insurance-related longevity and mortality investments, including life insurance policies, annuity contracts and premium finance loans. Such investments are subject to “longevity risk” and/or “mortality risk.” Longevity risk is the risk that members of a reference population will live longer, on average, than anticipated. Mortality risk is the risk that members of a reference population will live shorter, on average, than anticipated. Changes in these rates can significantly

160	PIMCO CLOSED-END FUNDS

(Unaudited)

affect the liabilities and cash needs of life insurers, annuity providers and pension funds. The terms of a longevity bond typically provide that the investor in the bond will receive less than the bond’s par amount at maturity if the actual average longevity (life span) of a specified population of people observed over a specified period of time (typically measured by a longevity index) is higher than a specified level. If longevity is higher than expected, the bond will return less than its par amount at maturity. A mortality bond, in contrast to a longevity bond, typically provides that the investor in the bond will receive less than the bond’s par amount at maturity if the mortality rate of a specified population of people observed over a specified period of time (typically measured by a mortality index) is higher than a specified level.
During their term, both longevity bonds and mortality bonds typically pay a floating rate of interest to investors. Longevity and mortality investments purchased by the Fund involve the risk of incorrectly predicting the actual level of longevity or mortality, as applicable, for the reference population of people. With respect to mortality investments held by the Fund, there is also the risk that an epidemic or other catastrophic event could strike the reference population, resulting in mortality rates exceeding expectations. The Fund may also gain this type of exposure through event-linked derivative instruments, such as swaps, that are contingent on or formulaically related to longevity or mortality risk.
Certain Affiliations
Certain broker-dealers may be considered to be affiliated persons of the Fund and/or the Investment Manager due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager, or another Allianz entity. Allianz Asset Management of America LP merged with Allianz Asset Management of America LLC (“Allianz Asset Management”), with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO LLC’s managing member and direct parent entity. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.
The 1940 Act imposes significant limits on
co-investment
with affiliates of the Fund. The Fund has received exemptive relief from the SEC that, to the extent a fund relies on such relief, permits it to (among other things)
co-invest
alongside certain other persons in privately negotiated investments, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments
imposes a number of conditions on any
co-investments
made in reliance on such relief that may limit or restrict a fund’s ability to participate in an investment or require it to participate in an investment to a lesser extent, which could negatively impact a fund’s ability to execute its desired investment strategy and its returns. Subject to applicable law, the Fund may also invest alongside other PIMCO managed funds and accounts, including private funds and affiliates of the Investment Manager, without relying on the exemptive relief. Pursuant to co-investment
exemptive relief, to the extent a fund relies on such relief, the fund will be able to invest in opportunities in which PIMCO and/or its affiliates has an investment, and PIMCO and/or its affiliates will be able to invest in opportunities in which a fund has made an investment.

ANNUAL REPORT	JUNE 30, 2024	161

Principal Risks of the Fund
(Cont.)

(Unaudited)

Anti-Takeover Provisions
The Fund’s Amended and Restated Agreement and Declaration of Trust, as may be amended from time to time, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end
status. These provisions in the Declaration of Trust could have the effect of depriving the holders of the Fund’s common shares of beneficial interest (“Common Shares”) of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.

162	PIMCO CLOSED-END FUNDS

Risk Management Strategies

(Unaudited)

The Fund may (but is not required to) use various investment strategies to attempt to hedge exposure to reduce the risk of price fluctuations of its portfolio securities, the risk of loss, and to preserve capital. Derivatives strategies and instruments that the Fund may use include, among others, reverse repurchase agreements; interest rate swaps; total return swaps; credit default swaps; basis swaps; other types of swap agreements or options thereon; dollar rolls; futures and forward contracts (including foreign currency exchange contracts); short sales; options on financial futures; options based on either an index of municipal securities or taxable debt securities whose prices, PIMCO believes, correlate with the prices of the Fund’s investments; other derivative transactions; loans of portfolio securities and when-issued, delayed delivery and forward commitment transactions. Income earned by the Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to
Common
Shareholders. For instance, many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund’s investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. PIMCO may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, the Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more ratings agencies that may issue ratings on any preferred shares issued by the Fund.
The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies). Should the Fund issue preferred shares, the Fund also may attempt to reduce leverage by redeeming or otherwise purchasing preferred shares or by reducing any holdings in other instruments that create leverage. The success of any such attempt to limit leverage risk depends on PIMCO’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.
In addition, the Fund has adopted certain investment limitations designed to limit investment risk. See the “Fundamental Investment Restrictions” section for a description of these limitations.

ANNUAL REPORT	JUNE 30, 2024	163

Effects of Leverage
1

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of
-10%,
-5%,
0%, 5% and 10%. The table below reflects each Fund’s continued use of reverse repurchase agreements as of June 30, 2024 as a percentage of total average managed assets (including assets attributable to such leverage), the estimated annual effective interest expense rate payable by the Fund on such instruments (based on market conditions, as applicable averaged over the fiscal year ended June 30, 2024, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of the reverse repurchase agreements based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls/buybacks or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as total return swaps or other derivative instruments.

PIMCO Energy and Tactical Credit Opportunities Fund (PDX)

Reverse Repurchase Agreements as a Percentage of Total Managed Assets (Including Assets Attributable to Reverse Repurchase Agreements)	10.51%

Estimated Annual Effective Interest Expense Rate Payable by Fund on Reverse Repurchase Agreements	5.56%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Reverse Repurchase Agreements	0.58%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(11.83)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(6.24)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(0.65)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	4.93%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	10.52%

164	PIMCO CLOSED-END FUNDS

(Unaudited)

As of June 30, 2024, the Fund did not have a class of senior securities, as that term is defined under Section 18 of the Act, outstanding. Common Shares total return is composed of two elements — the distributions paid by the Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s Common Shares, the value of which is determined by market forces and other factors.
Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

1	Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Fund sections.

ANNUAL REPORT	JUNE 30, 2024	165

Fundamental Investment Restrictions
1

For purposes of this section, “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the 1940 Act.
Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class:

(1)
Concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time; except that the Fund will invest at least 25% of its total assets in the energy industry.

(2)
Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(3)
Purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act. This restriction shall not prohibit the Fund, subject to certain restrictions, from purchasing, selling, investing in or entering into currency and financial instruments and contracts in accordance with its investment objectives and policies, including, without limitation, structured notes, futures contracts, options on futures contracts, forward contracts, options on commodities, currencies, swaps and futures and any interest rate, securities-related or other derivative instruments, exchange-traded funds, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)
Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Other Information
Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated in this or other sections) apply only at the time a transaction is entered into. For example, any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by PIMCO to be of comparable quality), or change in the percentage of the Fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment.

166	PIMCO CLOSED-END FUNDS

(Unaudited)

From time to time, the Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) including, but not limited to, where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under the “Fundamental Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at a price at least equal to the value of the securities or instruments to be acquired.
Unless otherwise indicated, all percentage limitations on Fund investments (as stated herein) that are not: (i) specifically included in the “Fundamental Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. For the avoidance of doubt, unless otherwise stated, all percentage limitations on Fund investments that are (i) specifically included in the “Fundamental Investment Restrictions” section; or (ii) Elective Investment Restrictions, will apply at the time of investment. In addition, and notwithstanding the foregoing, for purposes of this policy, certain non-Fundamental
Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to the Fund’s acquisition of securities or instruments through a Voluntary Action. Certain percentage limitations or absolute prohibitions stated in certain Elective Investment Restrictions by their terms apply only with respect to specific securities or instruments as opposed to asset classes or economic exposures represented by such securities or instruments; for purposes of applying such limitations or prohibitions, the Fund may not count investments in derivatives or other instruments that are not the specific securities or instruments limited or prohibited by the express terms of the Elective Investment Restriction. In such cases, the Fund may obtain greater economic exposure to asset classes represented by such specific securities or instruments because such exposure is not restricted by the express terms of the Elective Investment Restriction.
The Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced
transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from OTC trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, the Fund may “roll” an existing OTC swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position

ANNUAL REPORT	JUNE 30, 2024	167

Fundamental Investment Restrictions
1
(Cont.)

on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Fund’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those non-Fundamental
Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Fund will test for compliance with Elective Investment Restrictions at the time of the Fund’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to the Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.
PIMCO employs and/or relies on algorithms, models or other systems in connection with many of its investment activities, including research, forecasting, selection, optimization, order routing, execution, and allocation processes (together, “Systems”). These Systems, which may be employed together and operate without human intervention, rely heavily on the use of proprietary and nonproprietary data, software, hardware, and intellectual property, including data, software and hardware that may be licensed or otherwise obtained from third parties. The use of such Systems has inherent limitations and risks. Although PIMCO seeks to develop and use Systems appropriately and effectively, there can be no assurance that it will successfully do so. The Systems are extremely complex and may involve the use of financial, economic, econometric and statistical theories, research and modeling and related translation into computer code. Errors may occur in the design, writing, testing, monitoring, and/or implementation of Systems, including in the manner in which Systems function together. The effectiveness of Systems may diminish over time, including as a result of market changes and changes in the behavior of market participants. The quality of the resulting analysis, investment selections, portfolio construction, asset allocations, proposed trades, risk management, allocations of investment opportunities and trading strategies depends on a number of factors including the accuracy and quality of data inputs into the Systems, including through automated and manual integration of completed transactions, the mathematical and analytical assumptions and underpinnings of the Systems’ coding, the accuracy in translating those analytics into program code or interpreting the output of a System by another System in order to facilitate a transaction, change in market conditions, the successful integration of the various Systems into the portfolio selection and trading process and whether actual market events correspond to one or more assumptions underlying the Systems. Accordingly, Systems are subject to errors and/or mistakes (“System Incidents”) that may adversely impact the Fund.
PIMCO relies on quantitative models, data, and trading algorithms supplied by third parties for certain funds. Such models, data and algorithms are used to construct sets of transactions and investments, to implement investment decisions, and to provide risk management insights. When the third-party models, data or algorithms prove to be incorrect or incomplete, any decisions or investments made in reliance thereon expose applicable funds to additional risks. For these reasons, and subject to PIMCO satisfying its standard of care, PIMCO generally will not compensate applicable funds for any losses associated with third-party models, data, or algorithms, and applicable funds will bear all such losses. PIMCO, subject to satisfying its standard of care, generally does not expect to disclose certain such events to applicable funds.

168	PIMCO CLOSED-END FUNDS

(Unaudited)

The Systems rely heavily on appropriate data inputs, and it is impossible and impracticable to factor all relevant, available data into the Systems. PIMCO will use its discretion to determine what data to gather and what subset of data the Systems utilize. PIMCO has full discretion to select the data it utilizes and may elect to use or may refrain from using any specific data or type of data in the Systems. The data used in the development of Systems may not be the most accurate data available or free of errors. Most Systems require continual monitoring and enhancements, and there is no guarantee that such monitoring and enhancements will be successful or that Systems will operate as intended. PIMCO has adopted policies and procedures that it believes are reasonably designed to prevent, detect, escalate and remediate System Incidents. PIMCO will address System Incidents in accordance with this policy but there is no guarantee that measures taken to address a System Incident will be successful.
PIMCO has policies and procedures that address identification and correction of errors that may occur in connection with PIMCO’s management of the Fund and other client accounts (“Trade Errors”). PIMCO generally does not classify System Incidents to be Trade Errors and applicable funds generally will bear all losses associated with System Incidents, subject to PIMCO satisfying its standard of care. Further, PIMCO generally does not expect to disclose System Incidents to the Fund.
Where applicable, PIMCO considers relevant Environmental, Social and Governance (“ESG”) factors in its investment research process with the goal of enhancing risk-adjusted returns. Integrating relevant factors into the evaluation process does not mean that ESG related information is the sole or primary consideration for an investment decision. PIMCO’s portfolio managers and analyst teams consider a variety of factors including the materiality of those factors to make investment decisions. Where material, ESG factors can be important considerations when evaluating long-term investment opportunities and risks for asset classes, where applicable. The materiality of ESG considerations to investment decisions typically varies across asset classes, strategies, products and valuations.
1
Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Fund sections.

ANNUAL REPORT	JUNE 30, 2024	169

Management of the Fund

The charts below identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 33-PIMCO.

Name, Address, Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex (2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Trustee since inception, expected to stand for re-election at the annual meeting of the shareholders held during the 2026-2027 fiscal year.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); Director, Watford Re (since 2017); and Director, Cadre Inc., a manufacturer of safety equipment (since 2022). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	30	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present).

Sarah E. Cogan 1956	Trustee	Trustee since 2019, expected to stand for re-election at the annual meeting of the shareholders held during the 2025-2026 fiscal year.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	30	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present).

Kathleen A. McCartney 1955	Trustee	Trustee since 2022, expected to stand for re-election at the annual meeting of the shareholders held during the 2026-2027 fiscal year.	Director (since 2013) and President (since 2020), Five Colleges, Inc., consortium of liberal arts colleges and universities; President Emerita, Smith College (since 2023). Formerly, President, Smith College (2013-2023); Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider (2012-2013); Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); and Trustee, Tufts University (2007-2013).	30	None

170	PIMCO CLOSED-END FUNDS

(Unaudited)

Name, Address, Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex (2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Alan Rappaport 1953	Trustee	Trustee since inception, expected to stand for re-election at the annual meeting of the shareholders held during the 2024-2025 fiscal year.	Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business (2011-2020); Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	30	Trustee, Allianz Funds (2010-2021); Chairman of the Board of Trustees, Virtus Closed-End Funds (2021-2023)

E. Grace Vandecruze 1963	Trustee	Trustee since 2021, expected to stand for re-election at the annual meeting of the shareholder held during the 2024-2025 fiscal year.	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Director, Link Logistics REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); Director, Wharton Graduate Executive Board; and Director, Blackstone Private Equity Strategies Fund L.P. (since 2022). Formerly, Chief Financial Officer, ShoulderUp Technology Acquisition Corp, a special purpose acquisition company (2021-2023); Director, Resolution Holdings (2015-2019); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (2021-2022); and Director, SBLI USA, a life insurance company (2015-2018).	30	None.

ANNUAL REPORT	JUNE 30, 2024	171

Management of the Fund
(Cont.)

Name, Address, Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex (2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustees

Libby D. Cantrill (3) 1977 650 Newport Center Drive, Newport Beach, CA 92660	Trustee	Trustee since 2023, expected to stand for re-election at the annual meeting of the shareholders held during the 2025-2026 fiscal year	Managing Director, Head of Public Policy, PIMCO (since 2007); Institutional Account Manager, PIMCO (2007-2010); Legislative Aide, House of Representatives (2003-2005); Investment Banking Analyst, Morgan Stanley (2000-2003).	30	Member of the Board of Directors, Covenant House New York (2021-Present); Member of the Board, Securities Industry and Financial Markets Association (2022-Present)

David N. Fisher (3) 1968 650 Newport Center Drive, Newport Beach, CA 92660	Trustee	Trustee since 2019.	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	30	None.

(1)
Under the Fund’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of each Fund until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor.

(2)
The Term “Fund Complex” as used herein includes the Funds and any other registered investment company (i) that holds itself out to investors as a related company for purposes of investment and investor services; or (ii) for which PIMCO or an affiliate of PIMCO serves as primary investment adviser.

(3)	Each of Ms. Cantrill and Mr. Fisher is an Interested Trustee of each Fund due to her or his affiliation with PIMCO and its affiliates.

172	PIMCO CLOSED-END FUNDS

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Joshua D. Ratner 1976	President	Since 2019	Executive Vice President; Head of Americas Fund and Client Operations and Deputy General Counsel, PIMCO. President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Ryan G. Leshaw 1 1980	Chief Legal Officer and Secretary	Chief Legal Officer since 2019, Secretary since August 2024	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Peter G. Strelow 1 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Douglas B. Burrill 1980	Vice President	Since 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Carol K. Chan 1 1982	Vice President	Since January 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series, PIMCO Equity Series VIT.

Alyssa M. Creighton 1 1974	Vice President	Since January 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Jason R. Duran 1 1977	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Michele N. Ellis 1975	Vice President	Since August 2024	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kenneth W. Lee 1 1972	Vice President	Since 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Greg J. Mason 2 1980	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Collen P. McLaughlin 2 1983	Vice President	Since January 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	JUNE 30, 2024	173

Management of the Fund
(Cont.)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Shiv Narain 1 1981	Vice President	Since January 2024	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keith A. Werber 1 1973	Vice President	Since 2022	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth 1 1979	Vice President	Since January 2024	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh 1 1978	Treasurer	Since 2021	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans 1 1982	Deputy Treasurer	Since 2022	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown 2 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Laine E. Pacetti 1 1989	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason R. Stern 1979	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Chi H. Vu 1 1983	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Timothy A. Bekkers 1 1987	Assistant Secretary	Since August 2024	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jaime C. Dinan 1988	Assistant Secretary	Since August 2024	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

(1)	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
(2)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

174	PIMCO CLOSED-END FUNDS

Approval of Investment Management Agreement

(Unaudited)

PDX
The Investment Company Act of 1940, as amended (the “
1940 Act
”), requires that the Board of Trustees (the “
Board
” or the “
Trustees
”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “
Independent Trustees
”), of PIMCO Dynamic Income Strategy Fund (formerly, PIMCO Energy and Tactical Credit Opportunities Fund) (the “
Fund
”), voting separately, annually approve the continuation of the Investment Management Agreement between the Fund and Pacific Investment Management Company LLC (“
PIMCO
”) (the “
Investment Management Agreement
”). At an
in-person
meeting held on June 14, 2024 (the “
Approval Meeting
”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of the Investment Management Agreement for an additional one-year
period commencing on August 1, 2024. In addition, the Board considered and unanimously approved the continuation of the Investment Management Agreements between PIMCO and each wholly-owned subsidiary of the Fund, (each, a “
Subsidiary
” and, collectively, the “
Subsidiaries
”), (collectively, the “
Subsidiary Agreement
” and, together with the Investment Management Agreement, the “
Agreements
”), for the same additional
one-year
period.
The Trustees noted that, at an
in-person
meeting held on September 20, 2023, they had approved changes to the Fund’s name and investment objectives, strategies and policies, effective November 21, 2023, as well as a 0.10% reduction in the annual management fee rate paid by the Fund, effective December 1, 2023 (such changes the “
Repositioning
”).
In addition to the Approval Meeting, the Contracts Committee and the Performance Committee of the Board held a joint meeting on May 29, 2024 to discuss materials provided by PIMCO in connection with the Trustees’ review of the Agreements. The annual contract review process also involved multiple discussions and meetings with members of the Contracts Committee and the full Contracts Committee (the Approval Meeting, together with such discussions and meetings, the “
Contract Renewal Meetings
”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“
Independent Counsel
”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from PIMCO attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Contracts Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering the Agreements and the fees paid thereunder.
In connection with their deliberations regarding the proposed continuation of the Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.
In evaluating the Agreements, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of follow-up
inquiries, submitted by the Independent Trustees and Independent Counsel. The Board also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Fund.

ANNUAL REPORT	JUNE 30, 2024	175

Approval of Investment Management Agreement
(Cont.)

The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value (“
NAV
”), market value and distribution yield (both absolute and compared against an appropriate peer group); use of leverage; information regarding share price premiums and/or discounts; risks; and other portfolio information, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed the Fund based on a number of factors, including fees/expenses, performance, distribution yield (which may be comprised of ordinary income, net capital gains, and/or a return of capital), and risk-based factors, as of December 31, 2023. The summaries included analyses of the Fund using its information both before and after the Repositioning. The Trustees noted while the Fund’s distribution yield was slightly lower than its peer group median as of December 31, 2023, this was expected given the Fund’s portfolio composition in comparison to peer funds. They also considered, among other information, performance based on NAV and market value, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, share price premium and/or discount information, annual fund operating expenses, total expense ratio and management fee comparisons between the Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with the Fund. In considering the Broadridge Performance Universe and Broadridge Expense Group (both as defined below), the Trustees requested that PIMCO comment on whether the peer funds selected for the Fund by Broadridge Financial Solutions, Inc. (“
Broadridge
”) provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.
With respect to the Subsidiary Agreement, the Trustees considered that the Fund utilizes its Subsidiaries to execute its investment strategy, and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreement in the same manner as it does for the Fund under the Investment Management Agreement. The Trustees also noted that, to the extent PIMCO charges a management fee under the Subsidiary Agreement, PIMCO has entered into an Expense Limitation Agreement with the applicable Subsidiary, pursuant to which PIMCO waives any fees that the Subsidiary pays to PIMCO under its Subsidiary Agreement. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreement collectively with their consideration of the Investment Management Agreement.
The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.
Nature, Extent and Quality of Services
As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Fund, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information

176	PIMCO CLOSED-END FUNDS

(Unaudited)

regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing investment management, administrative, and/or other services, and general corporate ownership and business operations unrelated to the Fund. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Fund, noting PIMCO’s long history and experience in managing closed-end
funds, such as the Fund, including experience monitoring discounts and premiums. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Fund; recent changes to the named portfolio managers of the Fund; information regarding the Fund’s use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems and cybersecurity measures, of PIMCO.
In addition, the Trustees noted the extensive range of services that PIMCO provides to the Fund beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Fund; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Fund; PIMCO’s risk management function; the time and resources PIMCO expends monitoring the leverage employed by the Fund; and conditions that might affect PIMCO’s ability to provide high-quality services to the Fund in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial, business and other risks that PIMCO has undertaken as investment manager and sponsor of the Fund. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Fund’s various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Trustees considered PIMCO’s recent strategic managed service arrangement (“Managed Services”) with a third-party consultant for various services previously provided to the Fund by PIMCO personnel and requested information from PIMCO regarding PIMCO’s retained responsibility and oversight over the Managed Services.
The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well-suited to the Fund factoring in its change in investment objectives, strategies and policies, that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreements, and that PIMCO would otherwise be able to continue to provide investment and non-investment
services to the Fund of an appropriate extent and quality.

ANNUAL REPORT	JUNE 30, 2024	177

Approval of Investment Management Agreement
(Cont.)

Fee and Expense Information
In assessing the reasonableness of the Fund’s fees and expenses under the Investment Management Agreement, the Trustees requested and considered, among other information, the Fund’s management fee and its total expenses as a percentage of average total managed assets (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings), in comparison to the management fees and other expenses of a group of industry peer funds identified by Broadridge as pursuing investment strategies with classifications/objectives similar to the Fund (its “
Broadridge Expense Group
”) as well as of a broader universe of peer funds identified by Broadridge (its “
Broadridge Expense Universe
”). The total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees noted that only leveraged closed-end
funds were considered for inclusion in the Broadridge Expense Group and Broadridge Expense Universe.
The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Fund, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including any open-end
funds and exchange-traded funds with broadly similar strategies and/or investment types, there are additional portfolio management challenges in managing closed-end
funds such as the Fund. For example, the challenges associated with managing closed-end
funds may include investing in
non-traditional
and less liquid holdings, a greater use of leverage, issues relating to trading on a national securities exchange and managing a fund’s dividend practices. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Fund in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered closed-end
funds; and the expenses, and impact on PIMCO, associated with the more extensive regulatory and compliance requirements to which the Fund is subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between closed-end
funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Fund.
The Trustees also took into account that the Fund uses leverage (including through reverse repurchase agreements), which increases the amount of management fees payable by the Fund under the Agreement (because the Fund’s fees are calculated based on total managed assets (including assets attributable to reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings)). The Trustees noted that the Fund’s

178	PIMCO CLOSED-END FUNDS

(Unaudited)

reduced its use of leverage after December 31, 2023 and therefore was not reflected in the Broadridge Expense Group or Broadridge Expense Universe. In this regard, the Trustees took into account PIMCO’s financial incentive for the Fund to continue to use leverage and that PIMCO may increase the Fund’s use of leverage in the future, which may create a conflict of interest between PIMCO, on one hand, and the Fund’s common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by the Fund to PIMCO under the Fund’s unified fee arrangement would therefore vary more with increases and decreases in leverage than under a non-unified
fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Trustees noted that each quarter they receive information from PIMCO regarding the Fund’s use of leverage. The Trustees also considered PIMCO’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation PIMCO receives.
The Trustees noted that the contractual and actual management fee rates for the Fund under its unified fee arrangement were above the median contractual and actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. The Trustees took into account that the Fund’s unified fee arrangement covers substantially all of the Fund’s operating fees and expenses (“
Operating Expenses
”), and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the Broadridge Expense Group, which generally do not have a unified fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees determined that a comparison of the Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.
In this regard, the Trustees noted PIMCO’s view that the unified fee arrangement has benefited and will continue to benefit common shareholders because it provides an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of total managed assets (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares of a fund that may be outstanding), making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Fund’s Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unified fee arrangement generally insulates the Fund and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Fund, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).
Performance Information
Comparative performance results for the Fund reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding the Fund’s performance based on NAV and market value, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as

ANNUAL REPORT	JUNE 30, 2024	179

Approval of Investment Management Agreement
(Cont.)

defined below). The Trustees requested information provided by Broadridge regarding the investment performance of a broad universe of funds within the same investment classification/category that Broadridge determined are comparable to those of the Fund (its “
Broadridge Performance Universe
”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Fund’s comparative yield and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken by the Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile.
In addition, the Trustees considered matters bearing on the Fund and its advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).
Profitability, Economies of Scale, and
Fall-out
Benefits
The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre-
and post-distribution operating margin for the Fund, as well as PIMCO’s aggregate estimated pre-
and post-distribution operating margin for all of the
closed-end
funds advised by PIMCO, including the Fund (collectively, the “
Estimated Margins
”), in each case for the
one-year
period ended December 31, 2023; and (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year
periods ended December 31, 2023 and December 31, 2022. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Fund and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. The Trustees also requested information from PIMCO regarding the impact of the Managed Services on PIMCO’s profitability with respect to the Fund. The Trustees also considered that PIMCO is entitled to earn a reasonable level of profits for the services that it provides to the Fund. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.
The Trustees also considered information regarding possible economies of scale in the operation of the Fund. The Trustees noted that the Fund does not currently have any breakpoints in its management fees. The Trustees considered that, as a closed-end
investment company, the Fund does not continually offer new shares to raise additional assets (as does a typical open-end
investment company), but may raise additional assets through follow-on
offerings and dividend reinvestments and may also experience asset growth through investment performance and/or the increased use of leverage. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Fund and its shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology and cybersecurity measures, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Fund in return for fees paid. The Trustees also considered that the unified fee arrangement provides

180	PIMCO CLOSED-END FUNDS

(Unaudited)

inherent economies of scale because the Fund maintains competitive fixed unified fees even if the Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Fund’s unified fee arrangement, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee arrangement protects shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.
Additionally, the Trustees considered
so-called
“fall-out
benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Fund and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.
Fund Analysis
With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. With respect to performance quintile rankings for the Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.
With respect to the Fund’s common share total return performance (based on NAV) relative to its Broadridge Performance Universe, the Trustees noted that the Fund had first quintile performance for the one-
and three-year periods ended December 31, 2023.
Considering information of the Fund post-Repositioning, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.
Conclusion
After reviewing these and other factors described herein, the Trustees concluded, with respect to the Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment

ANNUAL REPORT	JUNE 30, 2024	181

Approval of Investment Management Agreement
(Cont.)

(Unaudited)

performance of the Fund. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent, and quality of the services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Board, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Fund and its shareholders, and should be approved.

182	PIMCO CLOSED-END FUNDS

Privacy Policy
1

(Unaudited)

The Funds
2,3
consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’
non-public
personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.
Obtaining
Non-Public
Personal Information
In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers
(“Advisers”), may obtain
non-public
personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.
Respecting Your Privacy
As a matter of policy, the Funds do not disclose any
non-public
personal information provided by shareholders or gathered by the Funds to non-affiliated
third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated
companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated
companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third-party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.
Sharing Information with Third Parties
The Funds reserve the right to disclose or report personal or account information to non-affiliated
third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated
third-party at the shareholder’s request or with the consent of the shareholder.
Sharing Information with Affiliates
The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	JUNE 30, 2024	183

Privacy Policy
1
(Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated
entities, except as required or permitted by law.
Procedures to Safeguard Private Information
The Funds take seriously the obligation to safeguard shareholder non-public
personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public
personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public
personal information.
Information Collected from Websites
The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public
personal information.
Changes to the Privacy Policy
From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.
1
Amended as of June 25, 2020.
2
PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.
3
When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

184	PIMCO CLOSED-END FUNDS

General Information

Investment Manager
Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, CA 92660
Custodian
State Street Bank and Trust Company
2323 Grand Boulevard, 5th Floor
Kansas City, MO 64108
Transfer Agent, Dividend Paying Agent and Registrar for Common Shares
Equiniti Trust Company, LLC (“EQ”)
48 Wall Street, Floor 23
New York, NY 10005
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut Street, Suite 1300
Kansas City, MO 64106
This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

CEF3014AR_063024

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that E. Grace Vandecruze, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Ms. Vandecruze is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)
	Fiscal Year Ended	Audit Fees
	June 30, 2024	$ 135,876
	June 30, 2023	$ 103,692
(b)
	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2024	$ —
	June 30, 2023	$ —
(c)
	Fiscal Year Ended	Tax Fees (2)
	June 30, 2024	$ —
	June 30, 2023	$ —

(d)	Fiscal Year Ended	All Other Fees (3)
	June 30, 2024	$ —
	June 30, 2023	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	June 30, 2024		June 30, 2023
PIMCO Dynamic Income Strategy Fund	$	—	$—
Pacific Investment Management Company LLC (“PIMCO”)		12,040,579	37,330,351

Totals	$	12,040,579	$37,330,351

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

E. Grace Vandecruze (Chair)

Sarah E. Cogan

Deborah A. DeCotis

Kathleen A. McCartney

Alan Rappaport

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to closed-end investment companies.

(b)	Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountant for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item 11 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy voting1 policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed-Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of Potential Conflicts of Interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to the Fund. Consistent with its management responsibilities, the Sub-Adviser would assume the authority for voting proxies on behalf of PIMCO for the Fund. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 4, 2024, the following individuals have primary responsibility for the day-to-day management of the PIMCO Dynamic Income Strategy Fund (the “Fund”), formerly known as “PIMCO Energy and Tactical Credit Opportunities Fund.”

John M. Devir

Mr. Devir has been a portfolio manager of the Fund since its inception in February 2019. Mr. Devir is a managing director and portfolio manager in the Newport Beach office. He is the head of Americas credit research, lead analyst for global energy, and lead portfolio manager for MLP and energy infrastructure and long/short equity strategies. Prior to joining PIMCO in 2011, he was a managing director and head of equity strategies at Barclays Capital in New York.

Greg E. Sharenow

Mr. Sharenow has been a portfolio manager of the Fund since its inception in February 2019. Mr. Sharenow is a managing director and portfolio manager in the Newport Beach office, focusing on commodities and real assets. Prior to joining PIMCO in 2011, he was an energy trader at Hess Energy Trading, Goldman Sachs, and DE Shaw.

Mark R. Kiesel

Mr. Kiesel has been a portfolio manager of the Fund since its inception in February 2019. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Daniel J. Ivascyn

Mr. Ivascyn has been a portfolio manager of the Fund since September 2023. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Alfred T. Murata

Mr. Murata has been a portfolio manager of the Fund since September 2023. Mr. Murata is a managing director and portfolio manager in the Newport Beach office, managing income-oriented, multisector credit, opportunistic and securitized strategies. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Giang Bui

Ms. Bui has been a portfolio manager of the Fund since September 2023. Ms. Bui is an executive vice president in the Newport Beach office and a portfolio manager and trader of securitized debt instruments and bank loans, focusing on collateralized loan obligations (CLOs), leveraged loans, asset-backed collateralized debt obligations, and off-the-run sectors within structured products. Ms. Bui joined PIMCO in 2000 and is a member of the bank loan portfolio management team, responsible for bank loan investments and the management of PIMCO-issued CLOs.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2024, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
John M. Devir	0	$0.00	1	$113.38	1	$141.02
Greg E. Sharenow[1]	4	$10,697.77	15	$13,185.23	3	$628.10
Mark R. Kiesel[2]	16	$57,153.42	40	$27,377.45	78	$55,368.78
Daniel J. Ivascyn[3]	21	$192,561.32	23	$110,319.56	27	$39,606.82
Alfred T. Murata[4]	23	$207,410.44	22	$48,660.99	5	$2,419.15
Giang Bui[5]	7	$4,588.13	4	$7,500.11	1	$518.25

1 Of these Other Pooled Investment Vehicles, 2 account(s) totaling $3,571.47 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 1 account(s) totaling $49.15 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Pooled Investment Vehicles, 2 account(s) totaling $316.56 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 2 account(s) totaling $1,514.42 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

3 Of these Other Pooled Investment Vehicles, 10 account(s) totaling $19,382.38 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 1 account(s) totaling $310.49 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

4 Of these Other Pooled Investment Vehicles, 5 account(s) totaling $8,822.39 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

5 Of these Other Pooled Investment Vehicles, 2 account(s) totaling $6,698.03 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Investors should be aware that investments made by the Fund and the results achieved by the Fund at any given time, including for the same or similar instruments, are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) for a given strategy or fund, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund or to accounts in which the Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to the Fund’s investment in an underlying account, or relating to an investing account’s investment in the Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including the Fund) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Cross Trades. A potential conflict of interest may arise in instances where the Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Selection of Service Providers. PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, the Fund, and these relationships may influence PIMCO’s selection of these service providers for the Fund. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the Fund over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and the Fund if the Fund determines not to engage or continue to engage these service providers.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. In addition, regulatory issues applicable to PIMCO or one or more Clients may result in certain Clients, not receiving securities that may otherwise be appropriate for them.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible.

Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including the Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases, PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

Co-Investments. The 1940 Act imposes significant limits on co-investment with affiliates of the Fund. The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. Co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and its affiliates. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. In the event investment opportunities are allocated among the Fund and its affiliates pursuant to co-investment exemptive relief, the Fund may not be able to structure its investment portfolio in the manner desired. Although PIMCO will endeavor to allocate investment opportunities in a fair and equitable manner, the Fund will generally not be permitted to co-invest in any issuer in which a fund managed by PIMCO or any of its downstream affiliates (other than the

Fund and its downstream affiliates) currently has an investment. However, the Fund would be able to co-invest with funds managed by PIMCO or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Pursuant to co-investment exemptive relief, the Fund will be able to invest in opportunities in which PIMCO and/or its affiliates has an investment, and PIMCO and/or its affiliates will be able to invest in opportunities in which the Fund has made an investment. From time to time, the Fund and its affiliates may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. PIMCO has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of PIMCO.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and investors in the Fund) should also be aware that the Fund may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the Fund for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Fund investors’) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases, PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

(a)(3)

As of June 30, 2024, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation – In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

●

Performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2- year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; and

●	Amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. Additionally, PIMCO’s Carried Interest Plan provides eligible participants (i.e., those who provide services to PIMCO’s alternative funds) a percentage of the carried interest otherwise payable to PIMCO, if the applicable performance measurements described in the alternative portfolio’s partnership agreements are achieved.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2024:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2024
John M. Devir	$100,001-$500,000
Greg E. Sharenow	Over $1,000,000
Mark R. Kiesel	Over $1,000,000
Daniel J. Ivascyn	Over $1,000,000
Alfred T. Murata	$10,001-$50,000
Giang Bui	None

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not Applicable

(b)	Not Applicable

Item 19.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Not applicable.

(a)(3)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes—Oxley Act of 2002.

(a)(4)	None.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes—Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Dynamic Income Strategy Fund

By:	/s/ Joshua D. Ratner

Joshua D. Ratner
President (Principal Executive Officer)

Date: September 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner

Joshua D. Ratner
President (Principal Executive Officer)

Date: September 4, 2024

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: September 4, 2024